UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22139

Oppenheimer Rochester Short Term Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 11/29/2013

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS℠
THE RIGHT WAY TO INVEST

OPPENHEIMER ROCHESTER®

SHORT TERM MUNICIPAL FUND

SEMIANNUAL REPORT 11.30.2013

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/29/13*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays 1-Year Municipal Bond Index	Barclays Municipal Bond Index
6-Month	-0.43%	-2.67%	0.39%	-2.45%
1-Year	-0.04	-2.29	0.77	-3.51
Since Inception (12/6/10)	2.53	1.75	1.05	4.32

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

*November 29, 2013, was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through November 30, 2013.

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Fund Performance Discussion

At the end of this reporting period, the Fund’s Class A shares produced a tax-free distribution yield of 1.95% at net asset value (NAV), outperforming the average and trailing only the Class Y shares of this Fund in its Lipper category. Investor confidence weakened on concerns about the potential for future adjustments to the Federal Reserve’s $85 billion-a-month purchasing initiative, and the reporting period was characterized by rising yields. As a result, the prices of municipal bonds and the NAVs of municipal bond funds throughout the industry (including this Fund) declined, and total returns followed suit. For the 6 months ended November 29, 2013, the last business day of this reporting period, the total return for the Fund was -0.43% (without sales charge). Consistent with the Fund’s short-term strategies, the Fund exhibited less price volatility during the market downturn than did longer-term funds.

MARKET OVERVIEW

Despite the sluggishness of the U.S. economy throughout this reporting period, many investors grew increasingly concerned about the potential impact of any change to the Federal Reserve’s policy of quantitative easing.

In mid-November, Fed Chairman Benjamin S. Bernanke spoke frankly about his reasons for holding regular press conferences – the first of their kind for the Fed – as he approached the end of his 8-year tenure, saying that “transparency in monetary

The average distribution yield in Lipper’s Short Municipal Debt Funds category was 0.78% at the end of this reporting period. At 1.95%, the distribution yield for this Fund’s Class A shares was 117 basis point higher than the category average.

policy enhances public understanding and confidence.”

Bernanke’s explanation came in the aftermath of the market’s reaction to a Fed

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	1.95%

Dividend Yield with sales charge	1.90

Standardized Yield	1.69

Taxable Equivalent Yield	2.99

Last distribution (11/26/13)	$0.006

Total distributions (6/1/13 to 11/30/13)	$0.034

Endnotes for this discussion begin on page 11 of this report

3	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

announcement in June that it was “prepared to increase or reduce the pace of its purchases” and that the short-term Fed Funds target rate, which it controls, would remain between zero and 0.25%. The market reaction was a sharp sell-off by fixed-income investors, many of whom believed that a policy change was imminent.

By the time Bernanke and other Fed officials tried to correct the market’s interpretation of what had been communicated, prices of municipal bonds had fallen and bond fund outflows worsened. As a result, yields rose, effectively turning the investors’ fears into a reality. Investors who were able to ride out the price volatility and focus on the long term were able to buy bonds with higher yields.

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate typically has limited impact on short-term interest rates and does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed this reporting period.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of November 29, 2013, the average yield on 30-year, AAA-rated muni bonds was 4.34%, up 100 basis points from May 31, 2013. On November 29, 2013, the average yield on 10-year, AAA-rated muni bonds was 2.71%, up 57 basis points from the May 2013 date, and the average yield on 1-year, AAA-rated muni bonds was unchanged at 0.24%.

During this reporting period, media coverage about the bankruptcy filing by the City of Detroit and about municipal debt issued in Puerto Rico contributed to market volatility. Details about these developments can be found in the Fund Performance section, which follows.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

4	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FUND PERFORMANCE

Oppenheimer Rochester Short Term Municipal Fund held more than 680 securities as of November 29, 2013. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The distribution yield of 1.95% at NAV as of November 29, 2013, was 117 basis points higher than the average in Lipper’s Short Term Municipal Debt Funds category, which was 0.78%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 2.99%, based on the Fund’s standardized yield as of November 29, 2013, and the income tax rate in the highest federal tax bracket.

Refundings were a common occurrence during this reporting period and led to increased dividend pressure throughout the muni bond fund industry. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. During this reporting period, these types of transactions made it difficult for some funds across the industry to replace their called bonds with bonds that had equally attractive yields.

Refundings tend to become less popular in higher-rate environments, when the savings on debt service payments may not be sufficient to justify the process’s costs. However, when interest rates are low, refundings generally put more pressure on longer-term funds than on shorter-term funds.

The dividend per share of this Fund, which was $0.0055 at the outset of the reporting period, increased to $0.006 beginning with the November 2013 payout. In all, the Fund distributed 3.4 cents per share this reporting period.

General Obligation (G.O.) debt backed by the full faith and taxing authority of state and local governments represented 21.7% of total assets at the end of this reporting period. The Fund’s G.O. holdings include bonds issued by many municipalities throughout the United States and bonds issued in the Commonwealth of Puerto Rico, the vast majority of which are insured. Despite ongoing economic challenges this reporting period, elected municipal officials have continued to safeguard the debt service payments on their G.O. debt.

The Fund’s G.O. holdings include a small number of insured bonds (less than one-tenth of 1% of assets) issued by the City of Detroit, which filed for bankruptcy protection in July 2013. As this reporting period drew to a close, municipal leaders, investors and many others were awaiting a judge’s decision as to whether all conditions

5	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

had been met for the city to receive bankruptcy protection. The insurance companies have said that all bondholders will receive payments on time and in full. This Fund also holds Detroit water and sewer bonds, which are secured by a dedicated revenue stream. The emergency manager’s proposal calls for the water and sewer bonds to be paid on time and in full.

It is important to note that not all issues that include the word “Detroit” are affected by the city’s bankruptcy filing. Further, it often takes years for a municipality to emerge from bankruptcy; it is way too early for anyone to know with any degree of certainty how different creditors will be treated, and any long-term implications of Detroit’s filing will depend on how the bankruptcy judge ultimately rules. The

Rochester team has been monitoring the fiscal conditions in the Motor City for years and will continue to do so.

The Fund’s holdings in municipal bonds issued by utilities represented 14.4% of total assets at the end of this reporting period. As of November 29, 2013, this set of holdings included sewer utilities with 6.6% of the Fund’s total assets, water utilities with 4.9%, and electric utilities with 2.9%. Our holdings in these sectors primarily consist of investment-grade securities in the midrange of the credit spectrum.

The Fund continued to be invested in the municipal leases sector this reporting period, which accounted for 12.5% of the Fund’s total assets as of November 29,

6	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

2013. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 13.2% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, most of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Since his inauguration, first-time governor Alejandro García Padilla has expanded on the fiscal discipline that was the hallmark of his predecessor, Luis Fortuño. We have been impressed by the current governor’s focus on the economy. Already he has strengthened the island’s balance sheet, cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

All three national credit ratings agencies maintained investment-grade ratings for the Commonwealth’s G.O. debt throughout this reporting period. However, the ongoing

7	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

fiscal challenges in Puerto Rico have raised the possibility that one or more of the rating agencies might downgrade the island’s G.O. debt. Were downgrades to be issued, below-investment-grade holdings, as a percent of a fund’s net assets, could rise. While lower-rated bonds tend to be less liquid and more volatile than investment-grade bonds, investors should note that holdings of this Fund are overwhelmingly investment grade. Additionally, Puerto Rico’s revenue-backed bonds continue to have investment-grade ratings from Standard & Poor’s and Fitch Ratings.

Midway through this reporting period, however, Puerto Rico debt became the subject of a variety of critical reports. The coverage focused on the Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession, and failed to highlight the significant fiscal strides that the Commonwealth’s elected officials have made or the unique provisions in the island’s constitution that prioritize G.O. debt-service payments. These reports led to increased pricing pressure.

Over the years, investors should note, Puerto Rico has demonstrated its ability and its willingness to honor its debt obligations. According to the Government Development Bank of Puerto Rico, “in the history of the Commonwealth of Puerto Rico, its public corporations and political subdivisions, there has been no instance of default in the timely payment of principal of, or interest on, any publicly held debt.”

Over the long term, shareholders in this Fund and in many of our competitors’ funds have benefited from the triple-tax-free status of income generated by Puerto Rico holdings. While price volatility can be unnerving in the short term, the yields on Puerto Rico paper became increasingly attractive this reporting period.

As of November 29, 2013, the Fund was invested in the hospital/healthcare sector, comprising 8.4% of its total assets. Our holdings in this sector consist of securities across the credit spectrum. This sector (among others) was affected by “credit spread widening,” which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases. When spreads become wider, prices of high-grade muni bonds generally perform better than those of lower-rated bonds.

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 7.9% of total assets as of November 29, 2013. The bonds in this sector are used to build and maintain roadways and highway amenities.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we

8	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 2 years or less for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields (relative to peer funds). We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

9	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

General Obligation	21.7%
Municipal Leases	12.5
Hospital/Healthcare	8.4
Highways/Commuter Facilities	7.9
Sewer Utilities	6.6
Water Utilities	4.9
MultiFamily Housing	4.7
Government Appropriation	4.6
Tax Increment Financing (TIF)	4.2
Education	3.9

Portfolio holdings are subject to change. Percentages are as of November 29, 2013, and are based on total assets. November 29, 2013, was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.3%	0.1%	0.4%
AA	45.2	0.0	45.2
A	37.0	9.5	46.5
BBB	5.2	0.8	6.0
BB or lower	1.5	0.4	1.9
Total	89.2%	10.8%	100.0%

The percentages above are based on the market value of the securities as of November 29, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

10	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS
As of 11/29/13
	Without Sales Charge	With Sales Charge
Class A	1.95%	1.90%
Class C	1.05	N/A
Class Y	2.23	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 11/30/13
Class A	1.69%
Class C	0.95
Class Y	1.97

TAXABLE EQUIVALENT YIELDS
As of 11/29/13
Class A	2.99%
Class C	1.68
Class Y	3.48

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/29/13

	Inception Date	6- Month	1-Year	Since Inception
Class A (ORSTX)	12/6/10	-0.43%	-0.04%	2.53%
Class C (ORSCX)	12/6/10	-0.82	-0.83	1.74
Class Y (ORSYX)	12/6/10	-0.30	0.23	2.76

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/29/13
	Inception Date	6-Month	1-Year	Since Inception
Class A (ORSTX)	12/6/10	-2.67%	-2.29%	1.75%
Class C (ORSCX)	12/6/10	-1.81	-1.81	1.74
Class Y (ORSYX)	12/6/10	-0.30	0.23	2.76

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%, and for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares.

11	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

November 29, 2013, was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through November 30, 2013.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market; and the Barclays 1-Year Municipal Bond Index, which is the 1- to 2-year component of the Barclays Municipal Bond Index. The Fund has changed its primary benchmark from the Barclays Municipal Bond Index to the Barclays 1-Year Municipal Bond Index, which it believes is a more appropriate measure of the Fund’s performance. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.006 for the 35-day accrual period ended November 26, 2013. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on November 26, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0032 and $0.0069, respectively, for the 35-day accrual period ended November 26, 2013, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended November 30, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category.

The average yield at NAV in Lipper’s Short Municipal Debt Funds category is based on 97 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2013 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder

12	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

13	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 29, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Actual	Beginning Account Value June 1, 2013	Ending Account Value November 29, 2013	Expenses Paid During 6 Months Ended November 29, 2013
Class A	$1,000.00	$995.70	$4.09
Class C	1,000.00	991.80	8.03
Class Y	1,000.00	997.00	2.79

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.84	4.14
Class C	1,000.00	1,016.90	8.13
Class Y	1,000.00	1,022.14	2.83

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 29, 2013 are as follows:

Class	Expense Ratios
Class A	0.82%
Class C	1.61
Class Y	0.56

The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

15	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS November 29, 2013* / Unaudited

Principal Amount		Coupon	Maturity	Effective Maturity**		Value
Municipal Bonds and Notes—99.3%
Alabama—4.0%
$ 220,000	Jefferson County, AL Limited Obligation School Warrant	5.500%	01/01/2022	01/01/2014	A	$220,264

1,720,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2018	01/01/2014	A	1,723,096

1,200,000	Jefferson County, AL Limited Obligation School Warrant	5.250	01/01/2019	01/01/2014	A	1,201,836

390,000	Jefferson County, AL Limited Obligation School Warrant	5.500	02/15/2016	02/28/2015	B	389,645

915,000	Jefferson County, AL Limited Obligation School Warrant	5.500	01/01/2021	01/01/2014	A	916,263

170,000	Jefferson County, AL School Warrants	5.500	02/15/2020	09/11/2018	B	169,781

2,805,000	Jefferson County, AL Sewer	5.250	02/01/2016	09/23/2014	B	2,772,238

5,250,000	Jefferson County, AL Sewer	5.250	02/01/2015	05/18/2014	B	5,190,937

3,140,000	Jefferson County, AL Sewer	5.250	02/01/2014	01/11/2014	B	3,116,513

						15,700,573

Alaska—1.5%
5,600,000	AK Energy Authority	6.600	07/01/2015	01/06/2015	B	5,944,176

Arizona—0.6%
500,000	AZ Health Facilities Authority (The Beatitudes Campus)	5.100	10/01/2022	07/05/2019	B	468,715

160,000	Mohave County, AZ IDA (Mohave Prison)	7.500	05/01/2019	12/02/2017	B	181,954

1,510,000	Mohave County, AZ IDA (Mohave Prison)	7.250	05/01/2015	11/06/2014	B	1,588,052

125,000	Pinal County, AZ Community College District	4.000	07/01/2017	12/29/2013	A	125,364

10,000	Tempe, AZ Improvement District No. 175 (Rio Salado)	4.700	01/01/2015	12/29/2013	A	10,036

						2,374,121

Arkansas—0.0%
25,000	AR Devel. Finance Authority (Arkansas Enterprises for the Developmentally Disabled)	5.250	11/01/2019	12/29/2013	A	25,096

10,000	AR Devel. Financing Authority Tobacco Settlement (Biosciences Institute College)	5.500	12/01/2016	12/23/2013	A	10,028

						35,124

California—20.4%
30,000	Alameda, CA Community Improvement Commission (Business & Waterfront)	4.400	02/01/2019	12/29/2013	A	30,043

90,000	Antelope Valley, CA Healthcare District	5.200	01/01/2017	12/29/2013	A	90,304

20,000	Apple Valley, CA Improvement Bond Act 1915	6.900	09/02/2015	03/02/2014	A	20,824

50,000	Avalon, CA Community Improvement Agency	4.500	09/01/2022	12/29/2013	A	50,016

20,000	Barstow, CA Redevel. Agency	4.700	09/01/2022	09/01/2014	A	20,135

450,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2022	09/01/2022		480,537

16	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value
California Continued
$ 475,000	Beaumont, CA Financing Authority, Series B	5.000%	09/01/2023	09/01/2023		$498,531

25,000	Belmont, CA Redevel. Agency (Los Costanos Communities Devel.)	5.300	08/01/2014	12/29/2013	A	25,070

100,000	Benicia, CA Water	4.150	11/01/2015	12/29/2013	A	101,316

50,000	Berkeley, CA Community Facilities District Special Tax (Disaster Fire Protection)	4.500	09/01/2017	03/01/2014	A	50,321

50,000	Bonny Doon, CA Union Elementary School District	4.625	06/01/2016	12/29/2013	A	50,144

50,000	Brea & Olinda, CA Unified School District COP	5.375	08/01/2014	12/29/2013	A	50,217

50,000	Brea, CA Redevel. Agency	4.000	08/01/2015	12/16/2013	A	50,090

100,000	CA Bay Area Government Association	4.500	07/01/2014	12/29/2013	A	100,847

200,000	CA College of the Sequoias Community District COP	5.000	05/01/2023	12/29/2013	A	200,188

85,000	CA County Tobacco Securitization Agency	4.250	06/01/2021	04/10/2015	B	79,783

130,000	CA County Tobacco Securitization Agency (TASC)	5.750	06/01/2029	06/09/2017	B	124,038

155,000	CA County Tobacco Securitization Agency (TASC)	6.000	06/01/2029	06/12/2015	B	148,901

135,000	CA Dept. of Transportation COP	5.250	03/01/2016	12/29/2013	A	135,568

30,000	CA Educational Facilities Authority (Santa Clara University)	4.100	09/01/2018	12/29/2013	A	30,068

50,000	CA Educational Facilities Authority (University of Redlands)	4.125	10/01/2022	04/01/2014	A	50,095

15,000	CA GO	5.750	11/01/2017	05/01/2014	A	15,340

10,000	CA GO	5.250	06/01/2015	06/01/2014	A	10,254

25,000	CA GO	5.500	06/01/2015	12/29/2013	A	25,111

10,000	CA GO	4.500	02/01/2014	12/29/2013	A	10,037

20,000	CA GO	5.250	10/01/2016	04/01/2014	A	20,331

10,000	CA GO	4.750	02/01/2016	12/29/2013	A	10,037

5,000	CA GO	4.750	02/01/2018	12/29/2013	A	5,019

5,000	CA GO	5.500	05/01/2014	12/29/2013	A	5,023

35,000	CA GO	4.800	08/01/2014	12/29/2013	A	35,138

15,000	CA GO	4.100	12/01/2014	12/29/2013	A	15,050

2,200,000	CA Health Facilities Financing Authority (Marshall Medical Center)	5.000	11/01/2024	11/01/2014	A	2,263,756

75,000	CA Health Facilities Financing Authority (Prototypes A Center for Innovation in Health, Mental Health & Social Services)	5.050	06/01/2015	12/29/2013	A	75,266

150,000	CA HFA (Home Mtg.)	3.850	08/01/2015	08/01/2015		153,375

150,000	CA HFA (Home Mtg.)	4.200	08/01/2016	08/01/2016		155,772

200,000	CA Industry Public Facilities Authority	4.000	05/01/2016	12/29/2013	A	201,094

1,900,000	CA Infrastructure and Economic Devel. (Workers VComp Relief)	5.250	10/01/2015	12/19/2013	A	1,905,415

50,000	CA Public Works	4.750	10/01/2014	12/29/2013	A	50,189

15,885,000	CA Public Works	6.500	09/01/2017	04/01/2016	B	17,470,482

15,000	CA Public Works	5.500	06/01/2014	06/01/2014	A	15,406

17	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value
California Continued
$ 20,000	CA Public Works (California Community Colleges)	4.875%	12/01/2018	12/29/2013	A	$20,059

15,000	CA Public Works (California Community Colleges)	4.750	12/01/2015	12/29/2013	A	15,055

150,000	CA Public Works (California Community Colleges)	4.875	12/01/2017	12/29/2013	A	150,454

160,000	CA Public Works (California Community Colleges)	4.625	12/01/2013	12/01/2013		160,040

25,000	CA Public Works (California Community Colleges)	4.750	12/01/2015	12/29/2013	A	25,092

25,000	CA Public Works (California Community Colleges)	4.750	10/01/2014	12/29/2013	A	25,094

100,000	CA Public Works (California Community Colleges)	5.250	09/01/2019	12/29/2013	A	100,359

75,000	CA Public Works (California Community Colleges)	5.250	12/01/2016	12/29/2013	A	75,295

250,000	CA Public Works (California State University)	5.000	09/01/2015	12/29/2013	A	250,955

150,000	CA Public Works (California State University)	5.250	10/01/2015	12/29/2013	A	150,604

50,000	CA Public Works (California State University)	5.500	09/01/2015	12/29/2013	A	50,212

25,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2019	12/29/2013	A	25,095

15,000	CA Public Works (Dept. of Corrections)	5.500	06/01/2015	12/05/2014	B	15,566

25,000	CA Public Works (Dept. of Forestry)	4.875	10/01/2018	12/29/2013	A	25,088

10,000	CA Public Works (Dept. of General Services Mission Valley)	4.500	03/01/2016	12/29/2013	A	10,033

10,000	CA Public Works (Dept. of General Services)	4.900	03/01/2022	12/29/2013	A	10,028

50,000	CA Public Works (Dept. of General Services)	4.000	12/01/2014	12/29/2013	A	50,157

60,000	CA Public Works (Dept. of General Services)	4.600	03/01/2017	12/29/2013	A	60,199

35,000	CA Public Works (Dept. of Justice Building)	4.700	05/01/2014	12/29/2013	A	35,132

100,000	CA Public Works (Dept. of Youth Authority)	5.500	10/01/2017	12/29/2013	A	100,407

35,000	CA Public Works (Dept. of Youth Authority)	4.700	12/01/2016	12/29/2013	A	35,123

100,000	CA Public Works (Mission Valley)	4.400	03/01/2015	12/29/2013	A	100,309

75,000	CA Public Works (State Universities)	5.500	12/01/2018	12/29/2013	A	75,295

50,000	CA Public Works (Various Community Colleges)	4.875	12/01/2018	12/29/2013	A	50,147

550,000	CA Public Works (Various Community Colleges)	5.625	03/01/2019	12/29/2013	A	552,150

30,000	CA Public Works (Various Community Colleges)	5.625	03/01/2016	12/29/2013	A	30,128

10,000	CA Public Works (Various Community Colleges)	5.600	04/01/2014	12/29/2013	A	10,045

18	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
California Continued
$ 2,560,000	CA Statewide CDA (LAJHFTA/ EVOTLAJHFTA/GVOTLAJHOTA Obligated Group)	5.000%		11/15/2018	12/20/2013	A	$2,567,245

45,000	CA Statewide CDA Water & Wastewater	4.500		10/01/2023	12/29/2013	A	45,049

35,000	CA Statewide CDA Water & Wastewater	4.600		10/01/2015	12/29/2013	A	35,110

15,000	CA Statewide CDA Water & Wastewater	4.900		10/01/2018	12/29/2013	A	15,048

300,000	CA Water Resource Devel. GO, Series F	3.500		07/01/2015	12/29/2013	A	300,816

25,000	CA Water Resource Devel. GO, Series J	4.100		08/01/2014	12/29/2013	A	25,083

20,000	CA Water Resource Devel. GO, Series L	4.500		08/01/2016	12/29/2013	A	20,069

5,000	CA Water Resource Devel. GO, Series L	4.500		08/01/2018	12/29/2013	A	5,017

35,000	CA Water Resource Devel. GO, Series L	4.800		08/01/2015	12/29/2013	A	35,134

25,000	CA Water Resource Devel. GO, Series M	4.000		10/01/2018	12/29/2013	A	25,073

30,000	CA Water Resource Devel. GO, Series N	5.500		06/01/2016	12/29/2013	A	30,133

35,000	CA Water Resource Devel. GO, Series P	5.800		06/01/2015	12/29/2013	A	35,165

40,000	CA Water Resource Devel. GO, Series Q	4.750		03/01/2018	12/29/2013	A	40,149

35,000	CA Water Resource Devel. GO, Series Q	4.750		03/01/2021	12/29/2013	A	35,128

35,000	CA Y/S School Facilities Financing Authority (Chula Vista Elementary School)	4.750		09/01/2015	12/29/2013	A	35,286

15,000	CA Y/S School Facilities Financing Authority (Chula Vista Elementary School)	4.900		09/01/2018	12/29/2013	A	15,232

405,000	Cerritos, CA Public Financing Authority	5.000		11/01/2018	11/01/2017	A	443,507

175,000	Chico, CA Public Financing Authority	4.700		04/01/2015	12/29/2013	A	175,558

55,000	Chico, CA Public Financing Authority	4.875		04/01/2017	12/29/2013	A	55,115

250,000	Compton, CA Unified School District	3.000	[1]	06/01/2016	06/01/2016		238,287

25,000	Concord, CA Joint Powers Financing Authority (Concord Avenue Parking Structure)	4.750		03/01/2014	12/29/2013	A	25,092

50,000	Culver City, CA Redevel. Agency Tax Allocation	4.750		11/01/2014	12/29/2013	A	50,112

10,000	Del Mar, CA COP Sewer System	5.000		09/01/2015	03/01/2014	A	10,103

130,000	Dry Creek, CA Joint School District Community Facilities District No. 1	5.200		09/01/2014	03/01/2014	A	131,647

200,000	Duarte, CA Redevel. Agency Tax Allocation	4.000		10/01/2016	04/01/2014	A	206,354

50,000	El Paso De Robles, CA Redevel. Agency (Paso Robles Redevel.)	4.900		07/01/2015	12/29/2013	A	50,112

15,000	Encina, CA Joint Powers Financing Authority Wastewater	5.125		08/01/2014	02/01/2014	A	15,129

4,825,000	Eureka, CA Union School District	3.358	[1]	08/01/2018	06/15/2016	B	4,231,863

125,000	Fontana, CA Redevel. Agency (Jurupa Hills)	5.500		10/01/2017	04/01/2014	A	126,229

240,000	Fontana, CA Redevel. Agency (Southwest Industrial Park)	4.750		09/01/2026	03/23/2025	B	239,450

170,000	Foothill, CA Eastern Transportation Corridor Agency Toll Road	5.125		01/15/2019	12/29/2013	A	170,150

150,000	Foothill, CA Eastern Transportation Corridor Agency Toll Road	5.375		01/15/2015	12/29/2013	A	150,342

300,000	Fresno, CA GO	4.600		08/15/2016	12/29/2013	A	300,510

19	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
California Continued
$ 90,000	Fresno, CA Joint Powers Financing Authority	4.750%		04/01/2023	04/01/2018	A	$90,408

365,000	Fresno, CA Joint Powers Financing Authority (Street Light Acquisition)	4.500		10/01/2015	12/29/2013	A	366,048

180,000	Glendora, CA Public Finance Authority (Glendora Community Redevel. Agency)	4.100		09/01/2015	12/29/2013	A	180,317

610,000	Imperial, CA PFA (Wastewater Facility)	5.000		10/15/2020	10/15/2020		677,624

580,000	Imperial, CA PFA (Wastewater Facility)	5.000		10/15/2019	10/15/2019		648,388

885,000	Imperial, CA PFA (Water Facility)	5.000		10/15/2020	10/15/2020		983,111

845,000	Imperial, CA PFA (Water Facility)	5.000		10/15/2019	10/15/2019		944,634

75,000	Industry, CA GO	4.250		01/01/2020	01/01/2014	A	75,775

50,000	Industry, CA Urban Devel. Agency	4.750		05/01/2024	05/01/2024		49,653

125,000	Inland Valley, CA Devel. Agency Tax Allocation	5.500		04/01/2014	04/01/2014	A	127,254

50,000	Lake Arrowhead, CA Community Services District	4.400		06/01/2014	12/29/2013	A	50,164

100,000	Lake Elsinore, CA Unified School District COP	4.750		02/01/2020	12/29/2013	A	100,065

180,000	Lancaster, CA Redevel. Agency Tax Allocation (Sheriffs Facility)	5.250		12/01/2016	12/01/2014	A	186,748

105,000	Lincoln, CA Public Financing Authority	4.250		08/01/2017	12/29/2013	A	105,182

1,500,000	Long Beach, CA Bond Finance Authority Natural Gas	5.000		11/15/2015	11/15/2015		1,598,910

8,945,000	Los Angeles County, CA Community Devel. Properties	0.550	[2]	09/01/2042	12/06/2013	A	8,945,000

800,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)	7.125		12/01/2024	12/01/2014	A	808,648

25,000	Los Angeles, CA State Building Authority	5.500		10/01/2016	12/29/2013	A	25,083

60,000	Madera County, CA COP (Valley Children’s Hospital)	4.750		03/15/2018	12/29/2013	A	60,088

25,000	Merced, CA Redevel. Agency Tax Allocation	4.750		12/01/2015	12/29/2013	A	25,053

70,000	Montebello, CA COP	5.300		11/01/2018	12/29/2013	A	70,210

280,000	Moorpark, CA Redevel. Agency Tax Allocation	4.875		10/01/2018	12/29/2013	A	280,384

25,000	Mountain View, CA COP (City Hall Community Theatre)	4.750		08/01/2015	12/29/2013	A	25,095

50,000	Oakland, CA Unified School District	4.250		08/01/2014	12/29/2013	A	50,143

25,000	Oakland, CA Unified School District	5.250		08/01/2019	12/29/2013	A	25,096

245,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500		09/02/2020	03/02/2014	A	248,707

100,000	Ontario, CA Redevel. Financing Authority (Project No. 1 Center City & Cimarron)	5.250		08/01/2014	12/29/2013	A	100,262

12,755,000	Orange County, CA COP (Civic Center Facilities)	3.471	[1]	12/01/2018	11/30/2016	B	10,587,288

50,000	Orange, CA Redevel. Agency Tax Allocation	4.600		09/01/2018	12/29/2013	A	50,162

50,000	Orinda, CA Union School District	4.700		10/15/2019	12/29/2013	A	50,160

50,000	Palmdale, CA Water District COP	4.125		10/01/2018	10/01/2014	A	51,623

20	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value
California Continued
$ 1,750,000	Pasadena, CA COP (Old Pasadena Parking Facility)	6.250%	01/01/2018	02/15/2016	B	$1,929,060

15,000	Pasadena, CA Electric	4.750	06/01/2022	12/29/2013	A	15,064

50,000	Pinole, CA Redevel. Agency Tax Allocation (Vista Redevel.)	4.500	08/01/2022	12/29/2013	A	50,017

50,000	Redding, CA Redevel. Agency Tax Allocation (Canby-Hilltop-Cyprus Redevel.)	4.625	09/01/2017	12/29/2013	A	50,089

155,000	Rialto, CA Unified School District	3.875	09/01/2015	12/29/2013	A	155,291

50,000	Richmond, CA Joint Powers Financing Authority Tax Allocation	5.500	09/01/2016	12/29/2013	A	50,146

35,000	Richmond, CA Redevel. Agency (Harbour Redevel.)	4.750	07/01/2023	12/29/2013	A	35,128

695,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2020	09/01/2020		749,822

630,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2018	09/01/2018		692,760

665,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2019	09/01/2019		725,608

120,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000	09/02/2019	09/02/2019		130,285

125,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000	09/02/2020	09/02/2020		134,864

115,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000	09/02/2018	09/02/2018		125,925

420,000	Riverside County, CA Redevel. Agency (215 Corridor Redevel.)	6.500	12/01/2021	05/06/2018	B	456,217

75,000	Riverside County, CA Redevel. Agency (Casa Blanca Redevel.)	4.700	08/01/2014	12/29/2013	A	75,280

20,000	Rocklin, CA COP (Police Facilities)	4.100	09/01/2017	12/29/2013	A	20,043

100,000	Rocklin, CA Stanford Ranch Community Facilities District	4.600	11/01/2018	05/01/2014	A	101,217

20,000	Rohnert Park, CA COP	4.600	07/01/2014	12/29/2013	A	20,063

265,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2016	02/15/2016		283,606

2,750,000	Sacramento, CA City Financing Authority	5.375	11/01/2014	11/01/2014		2,845,095

50,000	Sacramento, CA Unified School District COP	4.600	03/01/2015	12/29/2013	A	50,155

5,000	Sacramento, CA Unified School District COP	4.750	03/01/2017	12/29/2013	A	5,014

50,000	Sacramento, CA Unified School District COP	4.750	03/01/2018	12/29/2013	A	50,126

155,000	Saddleback Valley, CA Unified School District	5.650	09/01/2017	12/29/2013	A	155,677

50,000	San Bernardino County, CA Flood Control District	4.500	08/01/2019	12/29/2013	A	50,113

21	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value
California Continued
$ 100,000	San Bernardino County, CA Flood Control District	4.000%	08/01/2016	12/29/2013	A	$100,273

150,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2015	10/01/2015		160,652

35,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2017	10/01/2017		39,131

25,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2018	10/01/2018		28,032

150,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2017	10/01/2017		167,704

225,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2015	10/01/2015		240,977

5,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2016	10/01/2016		5,496

20,000	San Bernardino, CA Joint Powers Financing Authority (City Hall)	5.600	01/01/2015	07/07/2014	B	19,526

530,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2021	09/01/2021		575,681

35,000	San Francisco, CA City & County COP	4.200	04/01/2017	12/29/2013	A	35,110

65,000	San Francisco, CA City & County Redevel. Financing Authority	4.750	08/01/2018	12/29/2013	A	65,120

305,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	4.500	08/01/2015	08/01/2015		319,079

50,000	San Francisco, CA City & County, COP (30 Van Ness Avenue)	4.700	09/01/2019	12/29/2013	A	50,181

50,000	San Francisco, CA City & County, COP (30 Van Ness Avenue)	4.250	09/01/2014	12/29/2013	A	50,168

130,000	San Francisco, CA City & County, COP (30 Van Ness Avenue)	4.600	09/01/2018	12/29/2013	A	130,462

20,000	San Francisco, CA City & County, COP (Juvenile Hall Replacement)	4.000	03/01/2017	12/29/2013	A	20,059

160,000	San Francisco, CA Community College District	5.375	06/15/2018	12/29/2013	A	160,685

50,000	San Francisco, CA Community College District	5.000	06/15/2014	12/29/2013	A	50,702

45,000	San Rafael, CA Redevel. Agency Tax Allocation (Central San Rafael Redevel.)	4.500	12/01/2018	12/29/2013	A	45,154

45,000	San Ysidro, CA School District	4.500	09/01/2017	12/29/2013	A	45,100

50,000	Santa Ana, CA Community Redevel. Agency (South Main Street)	5.000	09/01/2015	12/29/2013	A	50,144

25,000	Santa Ana, CA COP (City Hall Expansion)	4.700	01/01/2017	12/29/2013	A	25,077

50,000	Santa Barbara, CA Redevel. Agency (Central City)	4.600	03/01/2014	12/29/2013	A	50,164

30,000	Santa Barbara, CA Redevel. Agency (Central City)	4.700	03/01/2015	12/29/2013	A	30,095

25,000	Santa Barbara, CA Redevel. Agency (Central City)	4.900	03/01/2017	12/29/2013	A	25,060

325,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)	5.250	06/01/2019	06/01/2014	A	332,036

22	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value
California Continued
$ 605,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000%	11/15/2020	11/15/2020		$663,419

300,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2019	11/15/2019		331,233

365,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2021	11/15/2021		393,317

100,000	Santa Fe Springs, CA Community Devel. Commission	4.750	09/01/2022	12/29/2013	A	100,053

50,000	Santa Fe Springs, CA Community Devel. Commission	4.375	09/01/2016	12/29/2013	A	50,099

75,000	Santa Fe Springs, CA Community Devel. Commission	4.500	09/01/2017	12/29/2013	A	75,129

70,000	Santa Fe Springs, CA Community Devel. Commission	4.300	09/01/2015	12/29/2013	A	70,149

50,000	Santa Fe Springs, CA Community Devel. Commission	4.600	09/01/2019	12/29/2013	A	50,057

130,000	Santa Fe Springs, CA Community Devel. Commission	4.600	09/01/2018	12/29/2013	A	130,182

255,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2021	09/01/2021		276,978

15,000	Selma, CA Unified School District	4.700	06/01/2015	12/29/2013	A	15,055

50,000	Signal Hill, CA Redevel. Agency	4.600	10/01/2022	12/29/2013	A	50,020

30,000	Signal Hill, CA Redevel. Agency	4.000	10/01/2014	12/29/2013	A	30,079

60,000	Signal Hill, CA Redevel. Agency	4.300	10/01/2017	12/29/2013	A	60,090

500,000	Southern CA Tobacco Securitization Authority	4.750	06/01/2025	12/14/2016	B	473,070

310,000	Stockton, CA COP (Wastewater System)	4.000	09/01/2019	12/29/2013	A	310,499

405,000	Stockton, CA COP (Wastewater System)	5.125	09/01/2016	12/29/2013	A	405,810

25,000	Stockton, CA Public Financing Authority (Parking)	4.500	09/01/2016	09/01/2016		24,243

65,000	Temecula, CA Redevel. Agency	4.900	08/01/2016	12/29/2013	A	65,149

100,000	Vacaville, CA Public Financing Authority (Vacaville Redevel.)	4.875	09/01/2017	12/29/2013	A	100,231

675,000	Val Verde, CA Unified School District	5.000	01/01/2018	01/01/2015	A	693,036

500,000	Vallejo City, CA Unified School District Special Tax Community Facilities District No. 2	4.750	09/01/2015	12/29/2013	A	501,605

750,000	Vernon, CA Electric System	5.125	08/01/2021	09/04/2018	A	812,205

125,000	West Covina, CA Redevel. Agency	4.600	09/01/2015	12/29/2013	A	125,246

70,000	West Sacramento, CA Redevel. Agency	4.750	09/01/2019	03/01/2014	A	70,245

250,000	Westlands, CA Water District	5.000	09/01/2021	09/01/2021		289,410

250,000	Westlands, CA Water District	5.000	09/01/2022	09/01/2022		288,513

190,000	Westside, CA Elementary School District	3.850	08/01/2015	12/29/2013	A	190,405

						82,932,892

Colorado—1.5%
3,000,000	CO E-470 Public Highway Authority	5.500	09/01/2024	09/01/2015	A	3,175,050

1,965,000	Larimer County, CO School District No. R-001 Poudre	7.000	12/15/2016	08/08/2015	B	2,150,044

90,000	Larimer County, CO School District No. R-001 Poudre	7.000	12/15/2016	08/08/2015	B	98,475

23	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
Colorado Continued
$ 165,000	Montrose County, CO Memorial Hospital	5.250%		12/01/2017	12/24/2013	A	$165,411

30,000	Weld County, CO School District No. 6 (Greeley)	5.000		12/01/2015	12/29/2013	A	30,121

5,000	Weld County, CO School District RE002	5.000		12/01/2021	12/29/2013	A	5,020

							5,624,121

Connecticut—0.1%
25,000	CT GO	5.250		06/15/2014	12/29/2013	A	25,108

200,000	Prospect, CT GO	4.625		07/15/2015	12/29/2013	A	200,648

25,000	Winchester, CT GO	4.500		06/01/2019	12/29/2013	A	25,054

							250,810

District of Colombia—0.3%
625,000	District of Columbia (Kipp Charter School)	5.000		07/01/2023	07/01/2023		644,244

355,000	District of Columbia Tobacco Settlement Financing Corp.	6.250		05/15/2024	03/09/2014	B	353,221

120,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	2.600	[1]	10/01/2015	10/01/2015		117,132

							1,114,597

Florida—3.3%
270,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)	5.500		10/01/2022	02/12/2019	B	256,030

235,000	Bonaventure, FL Devel. District Special Assessment	5.125		11/01/2022	12/29/2013	A	235,204

100,000	Brevard County, FL Industrial Devel. Revenue (Tuff Florida Tech)	6.000		11/01/2019	12/06/2017	B	106,171

250,000	Brevard County, FL Local Optional Fuel Tax	5.000		08/01/2017	08/01/2015	A	266,012

125,000	Escambia County, FL Utilities Authority	6.250		01/01/2015	08/27/2014	B	128,111

5,000,000	FL Citizens Property Insurance Corp.	1.300	[2]	06/01/2015	06/01/2014	A	5,034,950

20,000	FL Correctional Private Commission (350 Bed Youthful) COP	5.000		08/01/2017	02/01/2014	A	20,160

10,000	FL Dept. of General Services	4.500		09/01/2019	12/29/2013	A	10,035

75,000	FL Dept. of General Services	4.600		09/01/2014	12/29/2013	A	75,271

15,000	FL Dept. of General Services	4.750		09/01/2018	12/29/2013	A	15,057

300,000	FL HEFFA (University of Tampa)	4.000		04/01/2014	04/01/2014		303,081

100,000	FL Mid-Bay Bridge Authority	5.950		10/01/2022	02/06/2017	B	97,329

15,000	FL Municipal Loan Council	5.250		11/01/2014	12/29/2013	A	15,057

10,000	FL Municipal Loan Council	5.250		12/01/2015	12/29/2013	A	10,040

5,000	FL Municipal Loan Council	5.250		12/01/2016	12/01/2013	A	5,001

40,000	FL Municipal Loan Council	5.250		12/01/2015	12/01/2013	A	40,011

15,000	FL Municipal Loan Council	5.250		12/01/2016	12/01/2013	A	15,004

25,000	FL Water Pollution Control	4.875		01/15/2017	12/29/2013	A	25,097

50,000	FL Water Pollution Control	5.500		01/15/2015	12/29/2013	A	50,221

85,000	Flagler County, FL School District	5.000		08/01/2018	12/29/2013	A	85,286

5,000	Fort Pierce, FL Utilities Authority	5.375		10/01/2015	12/29/2013	A	5,021

50,000	Hernando County, FL School Board	4.875		12/01/2018	12/29/2013	A	50,080

24	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value
Florida Continued
$ 130,000	Indian River County, FL Revenue (Spring Training Facility)	5.250%	04/01/2017	12/29/2013	A	$130,541

100,000	Indian River County, FL Revenue (Spring Training Facility)	5.250	04/01/2015	12/29/2013	A	100,416

10,000	Jupiter, FL Sales Tax	4.750	09/01/2016	12/23/2013	A	10,031

50,000	Marion County, FL GO	4.625	08/01/2017	12/29/2013	A	50,178

50,000	Marion County, FL GO	4.500	08/01/2015	12/29/2013	A	50,174

350,000	Miami, FL (Homeland Defense/Neighborhood)	4.800	01/01/2020	12/29/2013	A	350,910

100,000	Miami, FL GO	5.375	09/01/2014	12/29/2013	A	100,377

50,000	Miami, FL GO	4.375	09/01/2016	12/29/2013	A	50,154

145,000	Miami, FL GO	5.375	09/01/2015	12/29/2013	A	145,519

55,000	Miami-Dade County, FL Solid Waste	5.000	10/01/2018	12/29/2013	A	55,215

20,000	Miami-Dade County, FL Solid Waste	5.000	10/01/2019	12/29/2013	A	20,078

100,000	Miami-Dade County, FL Solid Waste	5.500	10/01/2015	12/29/2013	A	100,437

355,000	Miami-Dade County, FL Solid Waste	4.750	10/01/2018	12/29/2013	A	356,310

50,000	Miami-Dade County, FL Solid Waste	5.000	10/01/2014	12/29/2013	A	50,201

105,000	Miami-Dade County, FL Special Obligation (Courthouse Center)	4.750	04/01/2018	12/29/2013	A	105,384

25,000	Miami-Dade County, FL Special Obligation (Courthouse Center)	4.750	04/01/2020	12/29/2013	A	25,092

50,000	Miami-Dade County, FL Special Obligation (Courthouse Center)	4.750	04/01/2020	12/29/2013	A	50,183

2,350,000	Miami-Dade County, FL Special Obligation, Series A	1.729	04/01/2014	01/01/2014	A	2,348,308

15,000	Palm Beach County, FL Health Facilities Authority (Abbey Delray)	6.250	11/15/2015	12/29/2013	A	15,036

25,000	Palm Beach County, FL School Board	5.000	08/01/2015	12/29/2013	A	25,100

365,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)	6.125	09/15/2021	06/29/2019	B	377,633

100,000	St. Petersburg, FL Health Facilities Authority (All Children’s Hospital)	5.500	11/15/2017	12/29/2013	A	100,436

25,000	Sunrise, FL Special Tax District No. 1	4.875	10/01/2018	12/29/2013	A	25,094

290,000	Sunrise, FL Special Tax District No. 1	4.800	10/01/2017	12/29/2013	A	291,070

40,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Medical Center)	6.000	12/01/2015	12/20/2013	A	40,193

1,000,000	Village Center, FL Community Devel. District	5.250	10/01/2023	10/01/2014	A	1,011,040

						12,833,339

Georgia—0.8%
35,000	Atlanta, GA GO	5.000	12/01/2021	12/29/2013	A	35,135

835,000	Atlanta, GA Urban Residential Finance Authority (Trestletree Village Apartments)	4.000	11/01/2025	07/29/2020	B	761,111

9,000	Crisp County, GA Hospital Authority (Crisp Regional Hospital)	5.450	07/01/2015	11/26/2014	B	9,365

50,000	GA Main Street Natural Gas	5.125	09/15/2015	09/15/2015		53,150

35,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2018	12/29/2013	A	35,122

575,000	GA Private Colleges & University Authority (Mercer University)	5.000	10/01/2020	10/01/2020		635,398

25	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
Georgia Continued
$ 280,000	GA Private Colleges & University Authority (Spelman College)	5.250%		06/01/2021	12/29/2013	A	$281,072

1,000,000	Metropolitan Atlanta, GA Rapid Transit Authority	6.250		07/01/2020	08/21/2016	B	1,124,100

							2,934,453

Hawaii—0.2%
445,000	HI Dept. of Budget & Finance Special Purpose (Hawaii Pacific University)	5.000		07/01/2020	07/13/2019	B	447,959

555,000	HI Dept. of Budget & Finance Special Purpose (Hawaii Pacific University)	5.750		07/01/2023	07/14/2022	B	554,562

							1,002,521

Idaho—0.0%
25,000	Mountain Home, ID Golf Course	5.000		01/01/2015	12/29/2013	A	25,079

Illinois—12.4%
105,000	Blue Island, IL GO	4.900		12/15/2014	12/29/2013	A	105,420

8,000,000	Centerpoint, IL Intermodal Center Program	3.730	[2]	06/15/2023	12/17/2013	A	7,998,560

100,000	Chicago, IL Board of Education	5.250		12/01/2018	12/29/2013	A	100,281

500,000	Chicago, IL Board of Education	5.000		12/01/2015	12/29/2013	A	501,490

600,000	Chicago, IL Board of Education	5.000		12/01/2023	12/01/2016	A	626,232

6,375,000	Chicago, IL Board of Education	5.000		12/01/2015	12/01/2014	A	6,635,865

355,000	Chicago, IL Board of Education	5.000		12/01/2021	12/29/2013	A	355,745

390,000	Chicago, IL Board of Education	5.250		12/01/2020	12/29/2013	A	391,010

50,000	Chicago, IL Board of Education (School Reform)	4.750		12/01/2016	12/29/2013	A	50,111

80,000	Chicago, IL Building Acquisition COP	5.400		01/01/2019	12/29/2013	A	80,262

3,875,000	Chicago, IL GO	5.000		01/01/2024	01/01/2016	A	4,006,014

55,000	Chicago, IL GO	5.000		01/01/2023	01/01/2016	A	56,078

195,000	Chicago, IL GO	5.250		01/01/2020	01/01/2014	A	195,409

300,000	Chicago, IL GO	5.125		01/01/2015	09/09/2014	B	308,031

100,000	Chicago, IL GO	5.250		01/01/2022	01/01/2014	A	100,123

2,000,000	Chicago, IL GO	5.000		12/01/2024	12/01/2016	A	2,009,860

100,000	Chicago, IL GO	5.125		01/01/2015	01/01/2014	A	100,445

350,000	Chicago, IL Midway Airport, Series B	5.000		01/01/2022	12/29/2013	A	351,120

140,000	Chicago, IL Midway Airport, Series B	5.375		01/01/2016	12/29/2013	A	140,752

75,000	Chicago, IL Midway Airport, Series B	5.375		01/01/2014	12/29/2013	A	75,328

50,000	Chicago, IL Motor Fuel Tax	5.250		01/01/2017	12/29/2013	A	50,193

175,000	Chicago, IL State University (Auxiliary Facilities System)	5.000		12/01/2018	12/29/2013	A	176,246

300,000	Cook County, IL GO	5.250		11/15/2018	12/20/2013	A	300,897

50,000	Cook County, IL GO	5.250		11/15/2016	12/20/2013	A	50,149

200,000	East Dundee, IL Tax Increment (Route 25 South Redevel.)	5.250		12/01/2022	12/01/2022		188,494

5,000	Geneva, IL Electric	4.800		05/01/2019	12/19/2013	A	5,013

325,000	IL Civic Center	5.000		12/15/2015	12/29/2013	A	326,235

20,000	IL Civic Center	5.000		12/15/2013	12/15/2013		20,043

465,000	IL Civic Center	6.250		12/15/2020	10/13/2017	B	520,526

50,000	IL Civic Center	5.500		12/15/2015	12/29/2013	A	50,211

25,000	IL COP	6.375		07/01/2017	12/29/2013	A	25,047

26	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
Illinois Continued
$ 300,000	IL Devel. Finance Authority (Northern Illinois University)	4.875%		09/01/2016	12/29/2013	A	$300,921

70,000	IL Educational Facilities Authority (Lake Forest College)	5.000		10/01/2018	12/29/2013	A	70,139

350,000	IL Finance Authority (LH&S/LH&SFTA/LHFTA Obligated Group)	3.000		05/15/2014	05/15/2014		348,722

1,540,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000		07/01/2021	07/01/2021		1,654,514

1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000		07/01/2022	07/01/2022		1,064,580

1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000		07/01/2023	07/01/2023		1,052,890

530,000	IL GO	5.000		10/01/2019	12/29/2013	A	531,993

65,000	IL GO	5.000		10/01/2016	12/29/2013	A	65,234

60,000	IL GO	5.250		10/01/2015	12/29/2013	A	60,228

40,000	IL Hsg. Devel. Authority (Homeowner Mtg.)	3.625		08/01/2016	08/01/2016		41,580

125,000	IL Medical District COP	5.000		06/01/2022	12/29/2013	A	125,016

14,100,000	IL Toll Highway Authority	0.270	[2]	01/01/2016	12/06/2013	A	14,100,000

1,000,000	Lemont, IL GO	4.850		12/01/2016	12/29/2013	A	1,003,570

40,000	McHenry County, IL Conservation District	5.000		02/01/2014	12/29/2013	A	40,164

100,000	Melrose Park, IL GO	4.950		06/15/2022	12/29/2013	A	100,071

100,000	Melrose Park, IL GO	4.700		12/15/2019	12/29/2013	A	100,114

100,000	Melrose Park, IL GO	4.600		12/15/2018	12/29/2013	A	100,137

225,000	Riverdale, IL GO	4.500		01/01/2017	12/29/2013	A	225,518

605,000	Saint Clair County, IL School District No. 189 East Saint Louis	3.000		01/01/2016	01/01/2016		585,561

300,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.100		01/01/2020	01/01/2020		278,142

340,000	Southwestern, IL Devel. Authority (Granite City)	5.250		03/01/2023	11/12/2016	A	341,363

							48,091,647

Indiana—1.5%
35,000	Delaware County, IN Redevel. District	6.875		02/01/2018	12/29/2013	A	35,105

1,000,000	Hammond, IN Local Public Improvement District	5.000		02/01/2024	02/01/2018	A	1,032,130

290,000	IN Bond Bank	2.565		10/15/2014	10/15/2014		292,711

20,000	IN Bond Bank (Conservancy District)	5.125		10/01/2022	12/29/2013	A	20,081

20,000	IN Devel. Finance Authority (RCAI/RCAP/CCF Obligated Group)	5.050		01/01/2019	12/29/2013	A	20,042

1,150,000	IN Municipal Power Agency	5.500		01/01/2016	09/02/2014	B	1,193,757

3,000,000	Indiana, IN Bond Bank Special Program PUTTERS	0.500	[2]	04/15/2017	12/06/2013	A	3,000,000

20,000	Rushville, IN Sewer	5.700		01/01/2016	12/29/2013	A	20,092

							5,613,918

Iowa—0.0%
15,000	IA HFA (Multifamily Hsg.)	6.000		04/01/2021	04/01/2014	A	15,123

27	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value
Iowa Continued
$ 130,000	Keokuk, IA Hospital Facility (Keokuk Area Hospital)	5.250%	12/01/2021	12/29/2013	A	$130,097

						145,220

Kansas—0.0%
150,000	KS Independent College Finance Authority (University of St. Mary)	5.750	09/01/2025	12/29/2013	A	153,637

70,000	Wyandotte County/Kansas City, KS Unified Government Special Obligation (Kansas International Speedway Corp.)	5.000	12/01/2018	12/29/2013	A	70,236

						223,873

Kentucky—0.0%
35,000	Louisville & Jefferson County, KY Regional Airport Authority	4.000	07/01/2014	12/29/2013	A	35,109

20,000	Owensboro, KY Water	4.750	09/15/2015	12/29/2013	A	20,074

						55,183

Louisiana—1.1%
3,000,000	LA Tobacco Settlement Financing Corp. (TASC)	5.000	05/15/2024	05/15/2015	A	3,094,470

10,000	New Orleans, LA (Drain System)	5.000	12/01/2018	12/29/2013	A	10,025

10,000	New Orleans, LA Audubon Park Commission	5.200	12/01/2014	12/29/2013	A	10,040

50,000	New Orleans, LA Drain System	4.600	12/01/2021	12/29/2013	A	50,051

100,000	New Orleans, LA Sewage Service	4.900	06/01/2015	12/29/2013	A	100,200

100,000	New Orleans, LA Sewage Service	5.000	06/01/2016	12/29/2013	A	100,339

35,000	New Orleans, LA Sewage Service	5.125	06/01/2019	12/29/2013	A	35,083

200,000	New Orleans, LA Sewage Service	5.375	06/01/2015	12/29/2013	A	200,564

400,000	New Orleans, LA Sewage Service	5.500	06/01/2017	12/29/2013	A	401,228

200,000	New Orleans, LA Water	5.000	12/01/2021	12/29/2013	A	200,574

90,000	Tangipahoa Parish, LA Hospital Services District No. 1 (North Oaks Medical Center)	5.375	02/01/2016	02/01/2014	A	91,187

						4,293,761

Maine—0.0%
10,000	ME H&HEFA (Blue Hill Memorial Hospital/Bowdoin College Obligated Group	5.000	07/01/2028	12/29/2013	A	10,029

5,000	ME H&HEFA (Bridgton Hospital/Franklin Memorial Hospital/GINNE Obligated Group)	4.800	07/01/2014	12/29/2013	A	5,018

20,000	ME H&HEFA (Maine Medical Center/Spurwink School Obligated Group)	5.000	07/01/2018	12/29/2013	A	20,051

20,000	ME H&HEFA (Waldo County General Hospital/Medical Care Devel. Obligated Group)	5.100	07/01/2018	12/29/2013	A	20,053

10,000	ME H&HEFA (Waldo County General Hospital/Medical Care Devel. Obligated Group)	5.000	07/01/2029	12/29/2013	A	10,029

						65,180

28	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
Maryland—0.6%
$ 105,000	Anne Arundel County, MD GO	5.000%		03/01/2016	12/29/2013	A	$105,419

2,220,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	4.400		07/01/2021	12/29/2013	A	2,222,753

50,000	Prince Georges County, MD IDA (Upper Marlboro Justice)	4.250		06/30/2019	12/29/2013	A	50,158

							2,378,330

Massachusetts—1.6%
10,000	Clinton, MA GO	4.750		03/15/2017	12/29/2013	A	10,037

10,000	Clinton, MA GO	4.750		03/15/2016	12/29/2013	A	10,038

25,000	Fall River, MA GO	5.250		02/01/2016	02/01/2014	A	25,204

1,095,000	MA Bay Transportation Authority	6.200		03/01/2016	11/02/2014	B	1,149,816

250,000	MA Devel. Finance Agency (Avon Association)	5.000		04/01/2018	04/01/2018		275,522

1,000,000	MA GO	0.450	[2]	02/01/2015	02/01/2014	A	997,210

2,000,000	MA GO	0.500	[2]	09/01/2015	09/01/2014	A	1,996,520

100,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)	5.000		07/01/2014	12/29/2013	A	100,361

1,600,000	MA Special Obligation	1.858		01/01/2018	01/01/2014	A	1,635,792

100,000	MA Special Obligation (Consolidated Loan)	2.744		06/01/2017	12/02/2013	A	105,479

25,000	MA Water Pollution Abatement Trust	5.250		02/01/2016	12/29/2013	A	25,106

20,000	MA Water Pollution Abatement Trust	4.750		02/01/2019	12/29/2013	A	20,074

45,000	MA Water Pollution Abatement Trust	4.750		02/01/2021	12/29/2013	A	45,151

							6,396,310

Michigan—6.9%
345,000	Detroit, MI Downtown Devel. Authority	4.828	[1]	07/01/2016	07/01/2016		295,596

470,000	Detroit, MI Downtown Devel. Authority	5.000		07/01/2018	08/01/2016	B	464,581

50,000	Detroit, MI GO	5.375		04/01/2014	04/01/2014		49,784

100,000	Detroit, MI GO	5.000		04/01/2017	04/01/2017		98,194

100,000	Detroit, MI GO	5.000		04/01/2015	04/01/2015		99,177

85,000	Detroit, MI GO	5.000		04/01/2014	04/01/2014		84,873

30,000	Detroit, MI GO	5.000		04/01/2016	04/01/2016		29,739

205,000	Detroit, MI Sewer Disposal System	5.500		07/01/2015	07/01/2015		207,761

40,000	Detroit, MI Sewer Disposal System	5.000		07/01/2021	07/01/2021		39,848

420,000	Detroit, MI Sewer Disposal System	5.000		07/01/2024	07/01/2024		412,873

25,000	Detroit, MI Sewer Disposal System	5.500		07/01/2016	07/01/2016		25,105

25,000	Detroit, MI Sewer Disposal System	5.000		07/01/2015	07/01/2015		25,122

4,000,000	Detroit, MI Sewer Disposal System	1.050	[2]	07/01/2029	12/12/2013	A	4,000,000

65,000	Detroit, MI Sewer Disposal System	5.000		07/01/2017	07/01/2017		64,593

160,000	Detroit, MI Water Supply System	5.000		07/01/2022	07/01/2022		158,781

650,000	Detroit, MI Water Supply System	5.000		07/01/2019	07/01/2019		645,131

50,000	Detroit, MI Water Supply System	4.800		07/01/2018	07/01/2018		49,774

100,000	Detroit, MI Water Supply System	6.000		07/01/2015	07/01/2015		100,934

2,170,000	Detroit, MI Water Supply System	2.418		07/01/2014	01/01/2014	A	2,160,973

1,000,000	Detroit, MI Water Supply System	5.000		07/01/2018	07/01/2016	A	1,002,000

100,000	Detroit, MI Water Supply System	5.250		07/01/2018	07/01/2018		99,529

1,905,000	Detroit, MI Water Supply System	2.418		07/01/2014	01/01/2014	A	1,897,075

75,000	Grand Rapids, MI Building Authority	4.000		10/01/2014	12/29/2013	A	75,210

20,000	Lyon Township, MI GO	3.800		05/01/2015	05/01/2014	A	20,265

29	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value
Michigan Continued
$ 10,000,000	MI Finance Authority (State Aid)	4.375%	08/20/2014	08/20/2014		$10,050,500

1,790,000	MI Hospital Finance Authority (McLaren Health Care Corp.)	5.000	08/01/2020	06/16/2015	A	1,875,938

50,000	MI Hsg. Devel. Authority (BGC-II Nonprofit Hsg. Corp.)	5.500	01/15/2018	12/29/2013	A	50,134

1,465,000	MI Hsg. Devel. Authority, Series A	4.750	10/01/2019	04/23/2017	A	1,558,218

25,000	Reed City, MI Public Schools	4.750	05/01/2014	05/01/2014		25,462

100,000	Saginaw, MI City School District (School Building & Site)	5.000	05/01/2021	05/01/2014	A	101,651

105,000	Taylor, MI GO	5.000	09/01/2014	09/01/2014		107,828

440,000	Wayne County, MI Building Authority	5.250	06/01/2016	12/29/2013	A	441,681

1,115,000	Wayne County, MI Downriver Sewer Disposal	5.125	11/01/2018	05/01/2014	A	1,128,146

290,000	Wayne County, MI Downriver Sewer Disposal	5.125	11/01/2015	05/01/2014	A	294,530

180,000	Wayne County, MI Downriver Sewer Disposal	5.125	11/01/2014	05/01/2014	A	183,096

						27,924,102

Minnesota—0.6%
1,055,000	St. Paul, MN Hsg. & Redevel. Authority (Higher Ground Academy)	5.000	12/01/2018	07/11/2017	B	1,127,837

305,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2016	03/01/2016		312,659

145,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2015	03/01/2015		147,533

205,000	Woodbury, MN Charter School (MSA Building Company)	3.650	12/01/2020	12/01/2020		194,971

100,000	Woodbury, MN Charter School (MSA Building Company)	2.900	12/01/2017	12/01/2017		98,044

180,000	Woodbury, MN Charter School (MSA Building Company)	2.650	12/01/2016	12/01/2016		177,192

						2,058,236

Mississippi—0.3%
5,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	6.125	07/01/2015	12/29/2013	A	5,018

285,000	MS Devel. Bank (Gulfport Water & Sewer System)	5.250	07/01/2019	07/01/2015	A	307,754

800,000	MS Devel. Bank (Jackson Water & Sewer System)	5.250	12/01/2022	12/01/2022		923,592

						1,236,364

Missouri—0.2%
100,000	Jefferson County, MO Community Consolidated School District No. 6	4.350	03/01/2016	03/01/2014	A	100,968

25,000	Lebanon, MO COP	4.800	03/01/2015	12/29/2013	A	25,081

200,000	MO Environmental Improvement & Energy Resources Authority	5.500	07/01/2019	12/29/2013	A	200,878

70,000	MO Environmental Improvement & Energy Resources Authority	7.200	07/01/2016	12/29/2013	A	71,100

40,000	MO Environmental Improvement & Energy Resources Authority	5.000	01/01/2020	12/29/2013	A	40,158

30	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
Missouri Continued
$ 25,000	MO Environmental Improvement & Energy Resources Authority	5.375%		01/01/2017	12/29/2013	A	$25,108

320,000	MO Monarch-Chesterfield Levee District	5.750		03/01/2019	12/29/2013	A	321,238

15,000	MO Monarch-Chesterfield Levee District	5.450		03/01/2014	12/29/2013	A	15,063

							799,594

Nebraska—0.0%
50,000	Lincoln, NE (Antelope Valley)	5.000		09/15/2016	12/29/2013	A	50,198

Nevada—1.5%
250,000	Clark County, NV School District	5.000		06/15/2016	12/15/2015	A	272,417

1,045,000	North Las Vegas, NV GO	5.000		05/01/2021	05/01/2016	A	1,047,080

1,500,000	North Las Vegas, NV Wastewater Reclamation System	5.000		10/01/2023	10/01/2023		1,437,990

1,000,000	North Las Vegas, NV Wastewater Reclamation System	5.000		10/01/2022	10/01/2022		968,690

1,105,000	North Las Vegas, NV Wastewater Reclamation System	5.000		10/01/2021	10/01/2021		1,087,353

650,000	Reno, NV Hospital (Renown Regional Medial Center/Renown Network Services Obligated Group)	5.500		06/01/2023	06/01/2018	A	686,342

15,000	Reno, NV Redevel. Agency (Downtown Redevel.)	5.000		09/01/2017	12/29/2013	A	15,028

							5,514,900

New Jersey—5.2%
50,000	Hudson County, NJ Improvement Authority (Weehawkeip-Baldwin Avenue)	4.125		07/01/2016	12/29/2013	A	50,123

150,000	Lacey, NJ Municipal Utilities Authority	5.000		12/01/2015	12/04/2013	A	150,102

20,000	Lindenwold, NJ GO	4.050		12/01/2016	12/29/2013	A	20,052

50,000	Lydhurst Township, NJ GO	4.700		05/01/2017	12/29/2013	A	50,182

5,575,000	Newark, NJ GO	2.000		12/11/2013	12/11/2013		5,576,449

1,080,000	Newark, NJ GO	2.000		12/11/2013	12/11/2013		1,080,400

1,075,000	Newark, NJ GO (Special Emergency Notes)	2.000		12/11/2013	12/11/2013		1,075,280

20,000	NJ EDA (Municipal Loan Pool)	4.625		11/15/2020	12/29/2013	A	20,067

250,000	NJ EDA (School Facilities Construction)	2.018	[2]	02/01/2018	01/01/2014	A	258,768

50,000	NJ Educational Facilities Authority (Kean University)	4.900		07/01/2014	12/29/2013	A	50,186

85,000	NJ Educational Facilities Authority (University of Medicine and Dentistry of New Jersey)	6.000		12/01/2017	06/28/2017	B	99,232

250,000	NJ Higher Education Student Assistance Authority (Student Loans)	5.000		06/01/2014	06/01/2014		256,010

195,000	NJ Hsg. & Mtg. Finance Agency, Series AA	5.250		04/01/2016	04/01/2016		206,952

1,205,000	NJ Tobacco Settlement Financing Corp.	4.500		06/01/2023	01/14/2017	B	1,116,541

5,000,000	NJ Turnpike Authority	0.800	[2]	01/01/2024	12/06/2013	A	5,007,650

30,000	Passaic Valley, NJ Sewage Commissioners	5.000		12/01/2020	12/29/2013	A	30,095

31	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
New Jersey Continued
$ 5,000,000	Seaside Heights, NJ Special Emergency Notes	2.000%		12/19/2013	12/19/2013		$5,002,150

							20,050,239

New York—4.8%
20,000	Charlotte Valley, NY Central School District	4.250		06/15/2015	06/15/2014	A	20,363

400,000	Chemung County, NY IDA (Arnot Ogden Medical Center)	4.250		11/01/2017	12/29/2013	A	400,868

3,640,000	L.I., NY Power Authority, Series D	2.519		09/01/2015	09/01/2015		3,651,284

1,000,000	Long Beach, NY GO	3.000		12/20/2013	12/20/2013		1,000,610

9,000,000	NY Tobacco Settlement Financing Corp. (TASC)	5.250		06/01/2020	12/29/2013	A	9,028,080

200,000	NY Tobacco Settlement Financing Corp. (TASC)	5.250		06/01/2021	12/29/2013	A	200,612

70,000	NYC GO	3.986		08/01/2017	02/01/2014	A	73,243

200,000	NYC IDA (New York Institute of Technology)	5.250		03/01/2018	12/29/2013	A	200,724

20,000	NYS DA (Brookdale Family Care Centers/Urban Strategies-Brookdale Family Care Center Obligated Group)	4.000		11/15/2017	12/29/2013	A	20,059

50,000	NYS DA (Brookdale Hospital Medical Center)	5.200		02/15/2016	12/29/2013	A	50,212

20,000	NYS DA (Special Act School Districts)	6.000		07/01/2019	12/29/2013	A	20,085

4,000,000	NYS DA (State University Educational Facilities)	5.250		05/15/2015	09/22/2014	B	4,154,200

100,000	NYS DA (Wyckoff Heights Medical Center)	5.200		02/15/2014	12/29/2013	A	100,400

50,000	NYS ERDA (LILCO)	5.150		03/01/2016	12/29/2013	A	50,158

50,000	NYS ERDA (LILCO)	5.150		03/01/2016	12/29/2013	A	50,159

55,000	NYS GO	1.539		08/01/2015	08/01/2015		56,126

10,000	NYS HFA (Hospital & Nursing Home)	5.150		11/01/2016	12/18/2013	A	10,040

5,000	Oneida County, NY IDA (Presbyterian Home for Central, NY)	5.000		03/01/2014	03/01/2014		5,058

150,000	Port Authority NY/NJ, 116th Series	5.250		10/01/2014	12/27/2013	A	150,597

150,000	Port Authority NY/NJ, 116th Series	4.500		10/01/2018	12/27/2013	A	150,507

35,000	Suffolk County, NY IDA (Dowling College)	6.700		12/01/2020	12/26/2013	A	35,015

325,000	Westchester County, NY Tobacco Asset Securitization Corp.	4.500		06/01/2021	12/10/2013	B	319,215

							19,747,615

North Carolina—1.5%
5,705,000	Durham, NC Hsg. Authority (Greens of Pine Glen) LIFERS	0.540	[2]	10/01/2047	12/06/2013	A	5,705,000

40,000	Iredell County, NC GO	4.750		02/01/2017	02/01/2014	A	40,950

20,000	Iredell County, NC GO	4.750		02/01/2014	02/01/2014		20,159

250,000	NC Medical Care Commission (Catholic Health East)	5.250		11/15/2022	05/15/2017	A	267,425

							6,033,534

32	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
Ohio—2.6%
$ 775,000	Adams County-Ohio Valley, OH Local School District	7.000%		12/01/2015	12/19/2014	B	$821,794

150,000	Akron, OH Sewer System	5.000		12/01/2017	12/01/2017		163,569

750,000	Akron, OH Sewer System	5.000		12/01/2015	12/01/2015		795,907

105,000	Beavercreek, OH Local School District	6.600		12/01/2015	01/03/2015	B	111,176

10,000	Hudson City, OH GO	4.600		12/01/2014	12/29/2013	A	10,037

8,000,000	Montgomery County, OH GO	0.250	[2]	05/01/2034	12/06/2013	A	8,000,000

305,000	Solon, OH School District	5.500		12/01/2016	07/08/2015	B	315,974

25,000	Sylvania, OH City School District	5.250		12/01/2013	12/01/2013		25,007

							10,243,464

Oklahoma—0.2%
50,000	McAlester, OK Public Works Authority	4.900		02/01/2020	02/01/2014	A	50,382

100,000	OK Devel. Finance Authority	4.875		07/01/2022	12/29/2013	A	101,382

630,000	Tulsa, OK Industrial Authority (University of Tulsa)	6.000		10/01/2016	10/14/2015	B	661,418

							813,182

Oregon—0.1%
15,000	Eugene, OR	4.700		06/01/2014	12/29/2013	A	15,059

20,000	Lake Oswego, OR GO	4.375		06/01/2018	12/29/2013	A	20,065

15,000	Mount Hood, OR Community College District	4.900		07/15/2016	12/29/2013	A	15,060

250,000	OR Facilities Authority (Student Housing-Ashland)	2.000		07/01/2015	07/01/2015		256,050

10,000	OR GO (Alternate Energy)	4.750		01/01/2016	12/29/2013	A	10,037

40,000	OR Health Hsg. Educational & Cultural Facilities Authority (Peacehealth)	5.250		11/15/2021	12/29/2013	A	40,138

							356,409

Other Territory—0.3%
1,056,652	Public Hsg. Capital Fund Multi-State Revenue Trust III	5.000		07/01/2022	07/01/2022		1,092,927

Pennsylvania—2.5%
250,000	Allegheny County, PA HEBA (Carlow University)	4.500		11/01/2016	11/01/2016		254,062

35,000	Allegheny County, PA Residential Finance Authority	4.850		05/01/2015	12/29/2013	A	35,113

150,000	Allentown, PA City School District	4.300		03/15/2018	12/29/2013	A	150,483

250,000	Dauphin County, PA General Authority (PHH/PHS/PHMS Obligated Group)	5.250		06/01/2017	06/13/2016	B	277,510

100,000	Harrisburg, PA Parking Authority	5.000		09/01/2019	12/27/2013	A	99,351

2,205,000	Harrisburg, PA Water System	5.000		07/15/2018	07/15/2014	A	2,220,722

365,000	Hazleton, PA GO	4.100		12/01/2019	12/29/2013	A	365,620

355,000	Hazleton, PA GO	4.050		12/01/2018	12/29/2013	A	355,671

345,000	Hazleton, PA GO	4.000		12/01/2017	12/29/2013	A	345,766

200,000	Lancaster County, PA Hospital Authority (St. Anne’s Retirement Community)	3.750		04/01/2017	04/01/2017		197,184

2,375,000	Luzerne County, PA GO	7.000		11/01/2018	01/22/2017	B	2,754,074

100,000	Luzerne County, PA GO	4.000		08/15/2015	12/29/2013	A	100,205

275,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)	4.000		04/01/2017	10/19/2015	B	277,646

33	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value
Pennsylvania Continued
$ 730,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	6.250%	06/15/2023	02/27/2021	B	$728,934

100,000	Philadelphia, PA Gas Works	5.000	09/01/2020	09/01/2014	A	102,852

120,000	Philadelphia, PA Gas Works	5.375	07/01/2021	12/29/2013	A	120,395

20,000	Philadelphia, PA Parking Authority, Series A	5.050	02/15/2014	12/29/2013	A	20,076

460,000	Philadelphia, PA School District	5.000	08/01/2018	08/01/2015	A	487,457

50,000	Pittsburgh & Allegheny County, PA Sports & Exhibition Authority	4.050	02/15/2018	12/29/2013	A	50,084

500,000	St. Mary Hospital Authority, PA Health System (Catholic Health East)	5.000	11/15/2021	05/15/2020	A	556,935

500,000	Susquehanna, PA Area Regional Airport Authority	3.000	01/01/2017	07/19/2015	B	489,720

						9,989,860

Rhode Island—1.1%
40,000	Pawtucket, RI GO	4.700	07/01/2015	12/29/2013	A	40,106

105,000	Providence, RI GO	5.000	07/15/2019	07/15/2014	A	106,788

100,000	Providence, RI GO	5.000	07/15/2018	07/15/2014	A	101,759

5,000	Providence, RI Public Building Authority, Series A	5.125	12/15/2014	12/29/2013	A	5,013

10,000	RI Clean Water Finance Agency	4.500	10/01/2022	12/29/2013	A	10,035

15,000	RI Clean Water Protection Finance Agency	5.000	10/01/2015	12/29/2013	A	15,059

100,000	RI Clean Water Protection Finance Agency	5.500	10/01/2018	12/29/2013	A	100,437

5,000	RI Clean Water Protection Finance Agency	5.000	10/01/2018	04/01/2014	A	5,079

50,000	RI Economic Devel. Corp. (University of Rhode Island Steam Generation Facility)	5.000	11/01/2019	12/29/2013	A	50,197

10,000	RI Health & Educational Building Corp. (Newport Hospital)	5.100	07/01/2015	12/29/2013	A	10,034

120,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.500	05/15/2016	12/29/2013	A	120,432

1,400,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.000	05/15/2026	05/15/2016	A	1,439,816

315,000	RI Tobacco Settlement Financing Corp. (TASC), Series A	6.000	06/01/2023	06/01/2023		314,984

1,500,000	RI Water Resource Board (Public Drinking Water)	4.000	03/01/2014	12/29/2013	A	1,504,425

155,000	West Warwick, RI GO	5.100	03/01/2021	12/29/2013	A	155,515

350,000	West Warwick, RI GO	4.750	03/01/2014	12/29/2013	A	351,239

						4,330,918

South Carolina—0.5%
360,000	Greenwood, SC Metropolitan District	5.000	04/01/2017	12/29/2013	A	361,134

380,000	Greenwood, SC Metropolitan District	5.000	04/01/2018	12/29/2013	A	381,216

400,000	Greenwood, SC Metropolitan District	5.000	04/01/2019	12/29/2013	A	401,148

305,000	Greenwood, SC Metropolitan District	5.000	04/01/2014	12/29/2013	A	306,247

320,000	Greenwood, SC Metropolitan District	5.000	04/01/2015	12/29/2013	A	321,280

340,000	Greenwood, SC Metropolitan District	5.000	04/01/2016	12/29/2013	A	341,360

34	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
South Carolina Continued
$ 15,000	Myrtle Beach, SC Public Facilities Corp. COP (Myrtle Beach Stadium)	5.000%		07/01/2018	12/29/2013	A	$15,051

							2,127,436

Tennessee—2.3%
675,000	Clarksville, TN Natural Gas Acquisition Corp.	5.000		12/15/2017	12/15/2017		742,702

125,000	Clarksville, TN Natural Gas Acquisition Corp.	5.000		12/15/2016	12/15/2016		136,435

200,000	Lafollette, TN Electric System	4.900		03/01/2019	12/29/2013	A	200,456

7,000,000	Memphis, TN HE&HFB (Arbors Hickory Ridge) LIFERS	0.540	[2]	01/01/2049	12/06/2013	A	7,000,000

200,000	TN Energy Acquisition Gas Corp.	5.250		09/01/2019	09/01/2019		224,100

175,000	TN Energy Acquisition Gas Corp.	5.000		02/01/2017	02/01/2017		190,188

60,000	TN Energy Acquisition Gas Corp.	5.000		09/01/2015	09/01/2015		63,568

200,000	TN Energy Acquisition Gas Corp.	5.250		09/01/2018	09/01/2018		223,220

							8,780,669

Texas—1.7%
135,000	Bexar County, TX GO	5.500		06/15/2015	12/20/2013	A	135,424

50,000	Cinco, TX Municipal Utility District No. 9	3.850		09/01/2014	12/29/2013	A	50,123

200,000	Clifton, TX Higher Education Finance Corp. (Tejano Center Community Concerns)	7.750		02/15/2018	06/29/2016	B	204,510

25,000	Corpus Christi, TX Business & Job Devel. Corp.	5.000		09/01/2021	12/29/2013	A	25,076

150,000	Donna, TX GO COP	4.750		02/01/2015	12/29/2013	A	150,322

4,000,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)	7.000		08/15/2023	08/15/2017	A	4,451,360

100,000	Galveston County, TX Water Control & Improvement District No. 1	4.000		03/01/2016	12/29/2013	A	100,293

25,000	Gonzales, TX Healthcare System	5.350		08/15/2015	12/29/2013	A	25,108

90,000	Harris County, TX Municipal Utility District No. 149	4.250		10/01/2014	12/29/2013	A	90,263

200,000	Midtown, TX Redevel. Authority	4.900		01/01/2017	12/29/2013	A	200,844

200,000	Newark, TX Cultural Education Facilities Finance Corp.	7.250		08/15/2021	06/28/2016	A	211,304

35,000	North East TX Hospital Authority (Northeast Medical Center Hospital)	5.625		05/15/2022	12/29/2013	A	35,117

465,000	Northwest Harris County, TX Municipal Utility District No. 22	5.700		04/01/2017	12/29/2013	A	467,102

200,000	Red River, TX Health Facilities Devel. Corp. (Witchita Falls Retirement Foundation)	4.700		01/01/2022	07/12/2018	B	190,208

5,000	TX Lower Colorado River Authority	5.500		05/15/2019	12/29/2013	A	5,020

5,000	TX Lower Colorado River Authority	5.375		05/15/2020	12/29/2013	A	5,018

10,000	TX Lower Colorado River Authority	5.250		05/15/2021	12/29/2013	A	10,034

75,000	TX Public Finance Authority (Texas Military Facilities Commission)	5.000		04/01/2016	12/29/2013	A	75,299

205,000	TX Public Finance Authority Charter School Finance Corp. (Uplift Education)	5.350		12/01/2017	01/08/2016	B	219,719

35	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
Texas Continued
$ 20,000	Willis, TX Independent School District	4.375%		02/15/2017	12/29/2013	A	$20,060

							6,672,204

Vermont—0.4%
50,000	Burlington, VT COP (Parking Facility)	4.625		12/01/2014	12/29/2013	A	50,178

200,000	Burlington, VT GO	5.000		11/01/2021	11/01/2021		214,648

350,000	Burlington, VT GO	5.000		11/01/2016	11/01/2016		379,355

370,000	Burlington, VT GO	5.000		11/01/2017	11/01/2017		404,580

390,000	Burlington, VT GO	5.000		11/01/2018	11/01/2018		426,703

							1,475,464

Virginia—0.1%
115,000	Broadway, VA IDA (Bridgewater College)	4.500		04/01/2017	12/29/2013	A	115,430

400,000	Chesterfield County, VA EDA (Brandermill Woods)	5.000		01/01/2019	01/01/2019		410,088

80,000	Norfolk, VA Redevel. & Hsg. Authority (Merrimack Landing)	5.500		12/01/2013	12/01/2013		80,022

5,000	VA Hsg. Devel. Authority, Series A	4.300		01/01/2015	01/01/2014	A	5,014

65,000	VA Northern Transportation District (Virginia Railway Express)	5.375		07/01/2014	12/29/2013	A	65,441

							675,995

Washington—3.1%
450,000	Cowlitz County, WA Sewer (Seattle-Northwest Securities Corp.)	5.500		11/01/2016	11/14/2015	B	480,145

25,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600		03/01/2028	02/09/2024	B	23,389

6,930,000	King County, WA Public Hospital District No. 1 ROCs	0.300	[2]	12/01/2015	12/06/2013	A	6,930,000

5,035,000	WA Health Care Facilities Authority (Kadlec Medical Center)	0.410	[2]	12/01/2036	12/06/2013	A	5,035,000

20,000	WA Health Care Facilities Authority (Southwest Medical Center)	5.000		09/01/2019	12/29/2013	A	20,036

							12,488,570

West Virginia—0.1%
465,000	WV Hospital Finance Authority (Camden-Clark Memorial Hospital)	5.250		02/15/2018	02/15/2014	A	470,003

25,000	WV School Building Authority	4.500		07/01/2015	12/29/2013	A	25,087

							495,090

Wisconsin—0.1%
25,000	Franklin, WI Public School District	4.500		04/01/2015	12/29/2013	A	25,086

100,000	Milwaukee, WI Hsg. Authority (Veterans Hsg.)	5.100		07/01/2022	01/01/2014	A	100,391

480,000	New Berlin, WI School District	5.000		03/01/2015	03/01/2014	A	485,822

20,000	Weston, WI Community Devel. Authority	4.650		10/01/2016	12/29/2013	A	20,051

							631,350

U.S. Possessions—13.3%
250,000	Guam Power Authority, Series A	5.000		10/01/2022	10/01/2022		276,485

1,345,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2015	07/01/2015		1,344,368

36	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
U.S. Possessions Continued
$ 75,000	Puerto Rico Children’s Trust Fund (TASC)	4.250%		05/15/2014	12/29/2013	A	$75,163

3,050,000	Puerto Rico Commonwealth GO	2.043		07/01/2018	07/01/2018		2,797,826

8,175,000	Puerto Rico Commonwealth GO	2.063		07/01/2019	07/01/2019		7,287,195

35,000	Puerto Rico Commonwealth GO	5.500		07/01/2015	07/01/2015		34,979

190,000	Puerto Rico Commonwealth GO	5.500		07/01/2016	07/01/2016		187,830

800,000	Puerto Rico Commonwealth GO	5.000		07/01/2023	07/01/2023		746,408

1,815,000	Puerto Rico Commonwealth GO	4.750		12/01/2015	12/01/2015		1,789,536

8,550,000	Puerto Rico Commonwealth GO	2.083		07/01/2020	07/01/2020		7,362,747

40,000	Puerto Rico Commonwealth GO	5.500		07/01/2018	07/01/2018		35,308

680,000	Puerto Rico Commonwealth GO	6.000		07/01/2015	07/01/2015		681,197

380,000	Puerto Rico Commonwealth GO	6.000		07/01/2016	07/01/2016		379,255

1,285,000	Puerto Rico Commonwealth GO	5.650		07/01/2015	01/04/2015	B	1,287,249

50,000	Puerto Rico Commonwealth GO	6.500		07/01/2015	07/01/2015		50,087

255,000	Puerto Rico Commonwealth GO	3.925	[1]	07/01/2016	07/01/2016		213,047

380,000	Puerto Rico Commonwealth GO	4.500		07/01/2023	11/02/2022	B	340,799

500,000	Puerto Rico Commonwealth GO	5.250		07/01/2015	07/01/2015		504,935

220,000	Puerto Rico Commonwealth GO	5.500		07/01/2018	07/01/2018		211,552

185,000	Puerto Rico Commonwealth GO	5.250		07/01/2015	07/01/2015		184,893

500,000	Puerto Rico Convention Center Authority	5.000		07/01/2019	07/01/2019		454,795

1,700,000	Puerto Rico Electric Power Authority, Series KK	5.500		07/01/2015	07/01/2015		1,699,813

60,000	Puerto Rico Electric Power Authority, Series KK	5.500		07/01/2016	07/01/2016		59,868

275,000	Puerto Rico Electric Power Authority, Series KK	5.500		07/01/2015	07/01/2015		279,307

20,000	Puerto Rico Electric Power Authority, Series LL	5.500		07/01/2016	07/01/2016		19,956

295,000	Puerto Rico Electric Power Authority, Series LL	5.500		07/01/2017	07/01/2017		290,245

905,000	Puerto Rico Electric Power Authority, Series OO	5.000		07/01/2014	07/01/2014		903,769

270,000	Puerto Rico Electric Power Authority, Series PP	5.000		07/01/2023	07/01/2023		238,243

455,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2023	07/01/2023		401,483

100,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2016	07/01/2016		98,591

235,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2022	07/01/2022		209,495

500,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2019	07/01/2019		486,215

100,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2019	07/01/2019		93,146

390,000	Puerto Rico Electric Power Authority, Series UU	1.143	[2]	07/01/2017	07/01/2017		302,328

300,000	Puerto Rico Electric Power Authority, Series UU	4.000		07/01/2015	07/01/2015		298,326

25,000	Puerto Rico Electric Power Authority, Series WW	5.250		07/01/2014	07/01/2014		24,904

37	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value
U.S. Possessions Continued
$ 120,000	Puerto Rico Electric Power Authority, Series ZZ	5.000%		07/01/2018	07/01/2018		$103,062

155,000	Puerto Rico Government Devel. Bank	5.000		12/01/2013	12/01/2013		154,978

35,000	Puerto Rico HFA	4.600		12/01/2024	12/01/2024		34,330

130,000	Puerto Rico HFA	5.000		12/01/2018	12/01/2018		129,995

105,000	Puerto Rico HFA	5.000		12/01/2015	12/01/2015		104,993

100,000	Puerto Rico HFA	5.000		12/01/2016	12/01/2016		99,998

40,000	Puerto Rico HFA	5.000		12/01/2014	12/01/2014		39,997

310,000	Puerto Rico HFC	3.384	[1]	01/01/2014	01/01/2014		308,872

40,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2020	07/01/2020		39,932

50,000	Puerto Rico Highway & Transportation Authority	5.750		07/01/2019	07/01/2019		42,459

220,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2016	07/01/2016		214,887

330,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2022	01/22/2021	B	296,182

7,000,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2015	01/04/2015	B	7,109,620

50,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2014	07/01/2014		49,836

5,000	Puerto Rico Highway & Transportation Authority, Series G	5.250		07/01/2019	07/01/2019		4,175

820,000	Puerto Rico Industrial Devel. Company, Series B	5.375		07/01/2016	01/01/2014	A	819,992

175,000	Puerto Rico Infrastructure (Mepsi Campus)	5.600		10/01/2014	10/01/2014		168,949

1,000,000	Puerto Rico Infrastructure Financing Authority	5.500		07/01/2015	07/01/2015		979,210

240,000	Puerto Rico Infrastructure Financing Authority, Series A	4.500		07/01/2014	07/01/2014		236,786

1,750,000	Puerto Rico Infrastructure Financing Authority, Series C	5.500		07/01/2017	07/01/2017		1,674,225

300,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2020	10/01/2020		284,919

100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2021	10/01/2021		92,439

520,000	Puerto Rico Municipal Finance Agency, Series A	5.250		08/01/2018	02/01/2014	A	519,974

545,000	Puerto Rico Municipal Finance Agency, Series A	5.250		08/01/2019	08/01/2019		540,220

120,000	Puerto Rico Municipal Finance Agency, Series A	5.250		08/01/2020	08/01/2020		118,136

110,000	Puerto Rico Municipal Finance Agency, Series A	5.500		07/01/2017	12/29/2013	A	110,009

170,000	Puerto Rico Municipal Finance Agency, Series A	4.750		08/01/2022	08/01/2022		157,769

60,000	Puerto Rico Municipal Finance Agency, Series A	5.250		08/01/2021	08/01/2021		58,682

360,000	Puerto Rico Municipal Finance Agency, Series A	5.250		08/01/2017	01/29/2014	A	359,997

38	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value
U.S. Possessions Continued
$ 345,000	Puerto Rico Municipal Finance Agency, Series A	5.250%	08/01/2014	12/29/2013	A	$345,345

2,710,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2015	12/29/2013	A	2,711,924

200,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2016	12/29/2013	A	200,034

100,000	Puerto Rico Municipal Finance Agency, Series C	5.000	08/01/2014	08/01/2014		100,462

1,000,000	Puerto Rico Public Buildings Authority	5.250	07/01/2017	07/01/2017		924,950

1,000,000	Puerto Rico Public Buildings Authority	6.000	07/01/2024	07/01/2024		932,380

750,000	Puerto Rico Public Buildings Authority	5.750	07/01/2022	07/01/2022		605,092

360,000	Puerto Rico Public Buildings Authority	7.000	07/01/2021	07/01/2021		313,290

						52,639,443

Total Investments, at Value (Cost $397,745,877)—99.3%						394,262,991

Assets in Excess of Other Liabilities—0.7						2,835,716

Net Assets—100.0%						$397,098,707

Footnotes to Statement of Investments

* November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

**Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

    A. Optional call date; corresponds to the most conservative yield calculation

    B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

1. Zero coupon bond reflects effective yield on the date of purchase.

2. Represents the current interest rate for a variable or increasing rate security.

To simplify the listings of securities, abbreviations are used per the table below:

CCF	Catholic Community Foundation
CDA	Communities Devel. Authority
COP	Certificates of Participation
DA	Dormitory Authority
EDA	Economic Devel. Authority
ERDA	Energy Research and Devel. Authority
EVOTLAJHFTA	Eisenberg Village of the Los Angeles Jewish Home for the Aging
GINNE	Goodwill Industries of Northern New England
GO	General Obligation
GVOTLAJHOTA	Grancell Village of the Los Angeles Jewish Home for the Aging
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HE&HFB	Higher Educational and Housing Facility Board
HEBA	Higher Education Building Authority
HEFFA	Higher Educational Facilities Finance Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
LAJHFTA	Los Angeles Jewish Home for the Aging
LH&S	Lutheran Home & Services
LH&SFTA	Lutheran Home & Services for the Aged

39	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited Continued

Footnotes to Statement of Investments Continued

LHFTA	Lutheran Home for the Aged
L.I.	Long Island
LIFERS	Long Inverse Floating Exempt Receipts
LILCO	Long Island Lighting Corp.
MA	Mercy Alliance
MSA	Math & Science Academy
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
PFA	Public Financing Authority
PHH	Pinnacle Health Hospitals
PHMS	Pinnacle Health Medical Services
PHS	Pinnacle Health System
PUTTERS	Puttable Tax-Exempt Receipts
RCAI	Roman Catholic Archdiocese of Indianapolis
RCAP	Roman Catholic Archdiocese Properties
RIH	Rhode Island Hospital
ROCs	Reset Option Certificates
TASC	Tobacco Settlement Asset-Backed Bonds
TMH	The Miriam Hospital
Y/S	Yucaipa/Sweetwater

See accompanying Notes to Financial Statements.

40	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF
ASSETS AND LIABILITIES	November 29, 2013[1] Unaudited

Assets
Investments, at value (cost $397,745,877)—see accompanying statement of investments	$394,262,991
Cash	96,563
Receivables and other assets:
Interest	4,850,242
Investments sold (including $245,000 sold on a when-issued or delayed delivery basis)	1,070,033
Shares of beneficial interest sold	663,064
Other	36,917

Total assets	400,979,810
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	2,751,211
Payable for borrowings (See Note 6)	900,000
Dividends	88,908
Distribution and service plan fees	67,090
Transfer and shareholder servicing agent fees	33,972
Shareholder communications	4,948
Trustees’ compensation	4,387
Interest expense on borrowings	11
Other	30,576

Total liabilities	3,881,103
Net Assets	$397,098,707

Composition of Net Assets
Par value of shares of beneficial interest	$107,292
Additional paid-in capital	400,866,006
Accumulated net investment income	737,767
Accumulated net realized loss on investments	(1,129,472)
Net unrealized depreciation on investments	(3,482,886)

Net Assets	$397,098,707

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $258,359,485 and 69,806,813 shares of beneficial interest outstanding)	$3.70
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.79
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $58,055,515 and 15,688,571 shares of beneficial interest outstanding)	$3.70

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $80,683,707 and 21,796,748 shares of beneficial interest outstanding)	$3.70

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements

41	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF
OPERATIONS	For the Six Months Ended November 29, 2013[1] Unaudited

Investment Income
Interest	$5,790,829
Other income	24

Total investment income	5,790,853
Expenses
Management fees	928,128
Distribution and service plan fees:
Class A	329,524
Class C	264,719
Transfer and shareholder servicing agent fees:
Class A	70,659
Class C	21,185
Class Y	23,799
Shareholder communications:
Class A	20,504
Class C	8,147
Class Y	5,674
Borrowing fees	45,214
Trustees’ compensation	3,799
Custodian fees and expenses	2,508
Interest expense on borrowings	2,501
Other	33,986

Total expenses	1,760,347
Net Investment Income	4,030,506
Realized and Unrealized Loss
Net realized loss	(1,007,283)
Net change in unrealized appreciation/depreciation on investments	(4,893,529)
Net Decrease in Net Assets Resulting from Operations	$(1,870,306)

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

42	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 29, 2013[1] (Unaudited)	Year Ended May 31, 2013
Operations
Net investment income	$4,030,506	$4,107,477
Net realized loss	(1,007,283)	(5,660)
Net change in unrealized appreciation/depreciation	(4,893,529)	164,872

Net increase (decrease) in net assets resulting from operations	(1,870,306)	4,266,689
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,421,743)	(2,537,706)
Class C	(278,331)	(215,982)
Class Y	(964,285)	(1,063,370)

	(3,664,359)	(3,817,058)
Distributions from net realized gain:
Class A	—	(83,904)
Class C	—	(11,709)
Class Y	—	(29,552)

	—	(125,165)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	54,220,681	123,618,370
Class C	22,300,730	22,691,679
Class Y	(7,179,922)	68,306,895

	69,341,489	214,616,944
Net Assets
Total increase	63,806,824	214,941,410
Beginning of period	333,291,883	118,350,473

End of period (including accumulated net investment income of $737,767 and $371,620, respectively)	$397,098,707	$333,291,883

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

43	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended November 29, 2013[1] (Unaudited)	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]
Per Share Operating Data
Net asset value, beginning of period	$3.75	$3.73	$3.67	$3.63

Income (loss) from investment operations:
Net investment income[3]	0.04	0.07	0.08	0.04
Net realized and unrealized gain (loss)	(0.06)	0.02	0.06	0.02

Total from investment operations	(0.02)	0.09	0.14	0.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.07)	(0.08)	(0.02)
Distributions from net realized gain	0.00	0.00 [4]	0.00	0.00

Total dividends and/or distributions to shareholders	(0.03)	(0.07)	(0.08)	(0.02)

Net asset value, end of period	$3.70	$3.75	$3.73	$3.67

Total Return, at Net Asset Value[5]	(0.43)%	2.35%	3.89%	1.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$258,359	$207,739	$83,843	$24,945

Average net assets (in thousands)	$262,568	$146,597	$45,683	$15,185

Ratios to average net assets:[6]
Net investment income	2.02%	1.87%	2.18%	2.42%
Expenses excluding interest and fees from borrowings	0.80%	0.80%	0.84%	1.38%
Interest and fees from borrowings	0.02%	0.02%	0.03%	0.02%

Total expenses	0.82%	0.82%	0.87%	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%	0.82%	0.87%	0.85%

Portfolio turnover rate	39%	16%	20%	5%

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.
2. For the period from December 6, 2010 (commencement of operations) to May 31, 2011.
3. Per share amounts calculated based on the average shares outstanding during the period.
4. Less than $0.005 per share.
5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

44	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Class C	Six Months Ended November 29, 2013[1] (Unaudited)	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]
Per Share Operating Data
Net asset value, beginning of period	$3.75	$3.73	$3 .67	$3.63

Income (loss) from investment operations:
Net investment income[3]	0.02	0.04	0.05	0.03
Net realized and unrealized gain (loss)	(0.05)	0.02	0.06	0.02

Total from investment operations	(0.03)	0.06	0.11	0.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.04)	(0.05)	(0.01)
Distributions from net realized gain	0.00	0.00 [4]	0.00	0.00
Total dividends and/or distributions to shareholders	(0.02)	(0.04)	(0.05)	(0.01)

Net asset value, end of period	$3.70	$3.75	$3.73	$3.67

Total Return, at Net Asset Value[5]	(0.82)%	1.53%	3.07%	1.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,056	$36,381	$13,654	$1,794

Average net assets (in thousands)	$52,623	$23,354	$7,145	$1,401

Ratios to average net assets:[6]
Net investment income	1.24%	1.07%	1.41%	1.72%
Expenses excluding interest and fees from borrowings	1.59%	1.62%	1.78%	2.42%
Interest and fees from borrowings	0.02%	0.02%	0.03%	0.02%

Total expenses	1.61%	1.64%	1.81%	2.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.61%	1.62%	1.62%	1.60%

Portfolio turnover rate	39%	16%	20%	5%

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.
2. For the period from December 6, 2010 (commencement of operations) to May 31, 2011.
3. Per share amounts calculated based on the average shares outstanding during the period.
4. Less than $0.005 per share.
5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

45	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended November 29, 2013[1] (Unaudited)	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]
Per Share Operating Data
Net asset value, beginning of period	$3.75	$3.73	$3.67	$3.63

Income (loss) from investment operations:
Net investment income[3]	0.04	0.08	0.09	0.05
Net realized and unrealized gain (loss)	(0.05)	0.02	0.06	0.01

Total from investment operations	(0.01)	0.10	0.15	0.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.08)	(0.09)	(0.02)
Distributions from net realized gain	0.00	0.00 [4]	0.00	0.00

Total dividends and/or distributions to shareholders	(0.04)	(0.08)	(0.09)	(0.02)

Net asset value, end of period	$3.70	$3.75	$3.73	$3.67

Total Return, at Net Asset Value[5]	(0.30)%	2.62%	4.12%	1.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80,684	$89,172	$20,853	$1,155

Average net assets (in thousands)	$91,932	$53,415	$8,280	$210

Ratios to average net assets:[6]
Net investment income	2.27%	2.10%	2.35%	2.66%
Expenses excluding interest and fees from borrowings	0.54%	0.53%	0.67%	2.13%
Interest and fees from borrowings	0.02%	0.02%	0.03%	0.02%

Total expenses	0.56%	0.55%	0.70%	2.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.56%	0.55%	0.63%	0.60%

Portfolio turnover rate	39%	16%	20%	5%

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. For the period from December 6, 2010 (inception of offering) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

46	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO
FINANCIAL STATEMENTS November 29, 2013 Unaudited

1. Significant Accounting Policies

Oppenheimer Rochester Short Term Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual Period. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

47	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

As of November 29, 2013, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$245,000

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended May 31, 2013, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $94,372.

As of November 29, 2013, it is estimated that the capital loss carryforwards would be $1,101,655 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended November 29, 2013, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 29, 2013 are noted in the following table. The primary difference

48	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$397,773,694

Gross unrealized appreciation	$1,560,807
Gross unrealized depreciation	(5,071,510)

Net unrealized depreciation	$(3,510,703)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if

49	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer

50	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

2. Securities Valuation (Continued)

traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued

51	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

52	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

2. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 29, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$15,700,573	$—	$15,700,573
Alaska	—	5,944,176	—	5,944,176
Arizona	—	2,374,121	—	2,374,121
Arkansas	—	35,124	—	35,124
California	—	82,932,892	—	82,932,892
Colorado	—	5,624,121	—	5,624,121
Connecticut	—	250,810	—	250,810
District of Colombia	—	1,114,597	—	1,114,597
Florida	—	12,833,339	—	12,833,339
Georgia	—	2,934,453	—	2,934,453
Hawaii	—	1,002,521	—	1,002,521
Idaho	—	25,079	—	25,079
Illinois	—	48,091,647	—	48,091,647
Indiana	—	5,613,918	—	5,613,918
Iowa	—	145,220	—	145,220
Kansas	—	223,873	—	223,873
Kentucky	—	55,183	—	55,183
Louisiana	—	4,293,761	—	4,293,761
Maine	—	65,180	—	65,180
Maryland	—	2,378,330	—	2,378,330
Massachusetts	—	6,396,310	—	6,396,310
Michigan	—	27,924,102	—	27,924,102
Minnesota	—	2,058,236	—	2,058,236
Mississippi	—	1,236,364	—	1,236,364
Missouri	—	799,594	—	799,594
Nebraska	—	50,198	—	50,198
Nevada	—	5,514,900	—	5,514,900
New Jersey	—	20,050,239	—	20,050,239
New York	—	19,747,615	—	19,747,615
North Carolina	—	6,033,534	—	6,033,534
Ohio	—	10,243,464	—	10,243,464
Oklahoma	—	813,182	—	813,182
Oregon	—	356,409	—	356,409
Other Territory	—	1,092,927	—	1,092,927
Pennsylvania	—	9,989,860	—	9,989,860
Rhode Island	—	4,330,918	—	4,330,918
South Carolina	—	2,127,436	—	2,127,436
Tennessee	—	8,780,669	—	8,780,669
Texas	—	6,672,204	—	6,672,204
U.S. Possessions	—	52,639,443	—	52,639,443
Vermont	—	1,475,464	—	1,475,464
Virginia	—	675,995	—	675,995
Washington	—	12,488,570	—	12,488,570

53	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

West Virginia	$—	$495,090	$—	$495,090
Wisconsin	—	631,350	—	631,350

Total Assets	$—	$394,262,991	$—	$394,262,991

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Shares	Six Months Ended November 29, 2013 Amount	Shares	Year Ended May 31, 2013 Amount

Class A
Sold	49,612,441	$184,546,890	58,805,858	$221,037,144
Dividends and/or distributions reinvested	604,165	2,240,034	645,741	2,426,855
Redeemed	(35,757,453)	(132,566,243)	(26,557,604)	(99,845,629)

Net increase	14,459,153	$54,220,681	32,893,995	$123,618,370

Class C
Sold	10,565,477	$39,257,040	8,099,633	$30,435,573
Dividends and/or distributions reinvested	70,625	261,719	56,801	213,399
Redeemed	(4,643,468)	(17,218,029)	(2,118,090)	(7,957,293)

Net increase	5,992,634	$22,300,730	6,038,344	$22,691,679

Class Y
Sold	11,482,983	$42,663,921	27,195,320	$102,222,238
Dividends and/or distributions reinvested	257,907	956,308	284,767	1,070,230
Redeemed	(13,702,246)	(50,800,151)	(9,306,725)	(34,985,573)

Net increase (decrease)	(1,961,356)	$(7,179,922)	18,173,362	$68,306,895

54	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended November 29, 2013 were as follows:

	Purchases	Sales
Investment securities	$115,711,259	$125,120,942

5. Fees and other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Over $500 million	0.400

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

55	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under the plan. If the Class C plan is terminated by the Fund or by the shareholders, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plan at September 30, 2013 were as follows:

Class C	$316,636

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
November 29, 2013	$13,994	$35,833	$19,668

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so the that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses excluding

56	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

interest and fees from borrowings” will not exceed 0.85% of average annual net assets for Class A shares, 1.60% of average annual net assets for Class C shares and 0.60% of average annual nets assets for Class Y shares

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1425% as of November 29, 2013). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended November 29, 2013 equal 0.01% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

57	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Borrowings (Continued)

As of November 29, 2013, the Fund had borrowings outstanding at an interest rate of 0.1425%. Details of the borrowings for the six months ended November 29, 2013 are as follows:

Average Daily Loan Balance	$2,816,393
Average Daily Interest Rate	0.173%
Fees Paid	$26,589
Interest Paid	$3,077

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended November 29, 2013 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse

58	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

7. Reverse Repurchase Agreements (Continued)

repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended November 29, 2013.

Details of reverse repurchase agreement transactions for the six months ended November 29, 2013 are as follows:

Fees Paid	$22,258

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties – including the Fund – in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed

59	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation (Continued)

in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

60	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

61	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail muni national short funds. The Board noted that the one-year performance was better than its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni national short funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to voluntarily waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.85% for Class A shares, 1.60% for Class C shares, and 0.60% for Class Y shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may be amended or withdrawn at any time, upon the Board’s approval, without prior notice to shareholders. The Fund’s contractual management fees and total expenses were higher than its peer group median and category median.

62	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

63	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

SPECIAL SHAREHOLDER MEETINGS Unaudited

On June 21, 2013, a first shareholder meeting of Oppenheimer Rochester Short Term Municipal Fund (the “Fund”) was held at which the twelve Trustees identified below were elected to the Fund (Proposal No. 1) as described in the Fund’s proxy statement dated April 12, 2013 (the “Proxy Statement”). The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees

Brian F. Wruble	75,222,936	1,419,087
David K. Downes	75,036,726	1,605,297
Matthew P. Fink	75,529,893	1,112,130
Edmund Giambastiani, Jr.	75,484,976	1,157,047
Phillip A. Griffiths	75,529,893	1,112,130
Mary F. Miller	75,529,893	1,112,130
Joel W. Motley	75,529,893	1,112,130
Joanne Pace	75,519,237	1,122,786
Mary Ann Tynan	75,529,893	1,112,130
Joseph M. Wikler	75,529,893	1,112,130
Peter I. Wold	75,519,237	1,122,786
William F. Glavin, Jr.	75,529,893	1,112,130

On August 2, 2013, following an adjournment from a second shareholder meeting held on June 21, 2013, a meeting of the Fund was held at which the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

2a: Proposal to revise the fundamental policy relating to borrowing
For	Against	Abstain
39,148,778	1,018,040	4,846,279

2b-1: Proposal to revise the fundamental policy relating to concentration of investments
For	Against	Abstain
39,331,249	831,546	4,850,301

2d: Proposal to revise the fundamental policy relating to lending
For	Against	Abstain
39,067,871	1,074,940	4,870,284

2e: Proposal to remove the additional fundamental policy relating to estate and commodities
For	Against	Abstain
38,925,596	1,210,886	4,876,613

2f: Proposal to revise the fundamental policy relating to senior securities
For	Against	Abstain
39,339,217	818,550	4,855,330

2g: Proposal to remove the additional fundamental policy relating to underwriting
For	Against	Abstain
39,301,680	842,382	4,869,033

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2h: Proposal to revise the fundamental policy relating to tax-free securities

For	Against	Abstain
39,245,823	906,363	4,860,909

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.
For	Against	Abstain
39,444,987	681,924	4,886,184

65	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

66	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

OPPENHEIMER
ROCHESTER SHORT TERM MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Phillip A. Griffiths, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

67	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

68	OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0621.001.1113 January 24, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a -3(c)) as of 11/29/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Short Term Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	1/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	1/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/13/2014